INFORMATION STATEMENT PURSUANT TO SECTION 14(C)
                     OF THE SECURITIES EXCHANGE ACT OF 1934
                              (Amendment No. _____)



Check the appropriate box:

|_|      Preliminary Information Statement

|_|      Confidential,  For Use of the  Commission  Only (as  Permitted  by Rule
         14c-5(d)(2)

|X|      Definitive Information Statement


                           PAWNBROKERS EXCHANGE, INC.
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                (Name of Registrant as Specified in Its Charter)

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         0-11.
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(2)      Aggregate number of securities to which transactions apply:

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(3)      Per unit  price  or other  underlying  value of  transactions  computed pursuant to Exchange Act Rule 0-11:

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         Rule  0-11(a)(2)  and identify the filing for which the  offsetting fee was paid previously. Identify the previous filing by registration statement number, or the form or schedule and the date of its filing.

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                                      -1-

                           PAWNBROKERS EXCHANGE, INC.
                              INDUSTRIAL ZONE EREZ
                                  P.O. BOX 779
                             ASHKELON, ISRAEL 78101

                              INFORMATION STATEMENT

                                  June 14, 2002



         WE ARE NOT ASKING YOU FOR A PROXY AND YOU ARE REQUESTED NOT TO SEND US A PROXY. THE ACTIONS, DEFINED BELOW, HAVE ALREADY BEEN APPROVED BY WRITTEN CONSENT OF HOLDERS OF A MAJORITY OF THE OUTSTANDING COMMON STOCK OF THE COMPANY. A VOTE OF THE REMAINING SHAREHOLDERS IS NOT NECESSARY.

GENERAL

         This Information Statement is first being furnished on or about June 14, 2002 to shareholders of record as of the close of business on May 30, 2002 (the "Record Date") of the common stock, no per share (the "Common Stock") of Pawnbrokers Exchange, Inc., a Utah corporation ("Pawnbrokers" or the "Company"), in connection with the following (the "actions"):

         1. Approval of a change of domicile merger to effect a transfer of the Company's domicile from the State of Utah to the State of Nevada.

         2. Adoption of a Stock Option Plan.

         The Board of Directors has approved, and a majority of the shareholders (the "Consenting Shareholders") representing 21,000,000 shares (the "Shares") of the 25,000,000 shares outstanding of the Common Stock as of the Record Date have consented in writing, to the Actions. Such approval and consent constitute the approval and consent of a majority of the total number of shares of outstanding of Common Stock and are sufficient under the Utah Business Corporation Act and Pawnbrokers' By-Laws to approve the Actions. Accordingly, the Actions will not be submitted to the other shareholders of Pawnbrokers for a vote and this Information Statement is being furnished to shareholders to provide them with certain information concerning the Actions in accordance with the requirements of the Securities Exchange Act of 1934, as amended (the "Exchange Act") and the regulations promulgated thereunder, including Regulation 14C.

         Pawnbrokers will pay all costs associated with the distribution of the Information Statement, including the costs of printing and mailing. Pawnbrokers will reimburse brokerage firms and other custodians, nominees and fiduciaries for reasonable expenses incurred by them in sending this Information Statement to the beneficial owners of Pawnbrokers' Common Stock.

         FOR ADDITIONAL INFORMATION ABOUT PAWNBROKER REFERENCE IS MADE TO PAWNBROKERS' QUARTERLY REPORT ON FORM 10-Q.

         The principal executive office of Pawnbrokers is located at Industrial Zone Erez, P.O. Box 779, Ashkelon, Israel 78101.

                   APPROVE A CHANGE OF DOMICILE MERGER FROM
                    THE STATE OF UTAH TO THE STATE OF NEVADA


         INTRODUCTION

         The Board of Directors believes that the best interests of the Company and its shareholders will be served by changing the state of incorporation of the Company from Utah to Nevada (the "Reincorporation"). In order to accomplish the Reincorporation, the Company proposes to merge with and into its wholly-owned subsidiary, Defense Industries International, Inc., a Nevada corporation ("DII"). Under the terms of the merger, DII will be the surviving corporation, and all shareholders of the Company will automatically become stockholders of DII. The articles of incorporation and by-laws of DII will become the governing instruments of the surviving corporation. The Board of Directors believes that the Reincorporation is in the best interests of the Company and its shareholders because it will allow the Company to benefit from the greater measure of flexibility and predictability in corporate governance afforded by Nevada law.

         EFFECTIVE DATE OF REINCORPORATION

         The Reincorporation will become effective upon the filing with and acceptance by the Nevada Secretary of State of the Certificate of Merger, which is expected to be on or about June July 5, 2002, unless the Reincorporation is extended or abandoned by the Company. Under federal securities laws, we cannot file the Certificate of Merger until at least 20 days after the mailing of this Information Statement.

         THE MERGER

         DII will be the surviving corporation of the merger with the Company. The terms and conditions of the Reincorporation are set forth in the Agreement and Plan of Merger (the "Merger Agreement") attached to this Information Statement as Appendix A, and the summary of the terms and conditions of the Reincorporation set forth below is qualified by reference to the full text of the Merger Agreement. Upon consummation of the Reincorporation, DII will assume the operations of the Company under the name "Defense Industries International, Inc." The Reincorporation will change the legal domicile of the Company, but will not result in a change in the principal offices, business, management, capitalization, assets or liabilities of the Company. By operation of law, DII will succeed to all of the assets and assume all of the liabilities of the Company. The Board of Directors of DII will be comprised of the same individuals who presently are members of the Board of Directors of the Company. It is anticipated that the directors of DII will elect as officers of DII the same individuals who presently serve as officers of the Company. The rights of shareholders and the corporate affairs of DII will be governed by the Nevada General Corporation Law ("NGCL") and by the articles of incorporation and bylaws of DII, instead of the Utah Revised Business Corporation Act and the articles of incorporation and bylaws of the Company. Certain material differences are discussed below under "Comparison of Shareholders Rights under Nevada and Utah Corporate Law and Charter Documents". The articles of incorporation and bylaws of the Company and the articles of incorporation and bylaws of DII are available for inspection by shareholders of the Company at the principal offices of the Company located Industrial Zone Erez, P.O. Box 779, Ashkelon, Israel 78101.

         The Company's current articles of incorporation authorize the issuance of up to 300,000,000 shares of common stock, no par value.

         Upon the effectiveness of the Reincorporation, each outstanding share of the Company's common stock will be automatically converted into one fully paid and nonassessable share of the common stock of DII. Also, each share of DII common stock issued and outstanding immediately prior to the merger shall be cancelled and returned to the status of authorized but unissued shares. Each outstanding certificate representing shares of the Company's common stock will represent the same number of shares of DII common stock. Certificates evidencing shares of the Company's common stock may be exchanged for certificates evidencing DII's common stock at any time after the Reincorporation is completed.

         FEDERAL INCOME TAX CONSEQUENCES OF THE REINCORPORATION

         The Reincorporation pursuant to the Merger Agreement will be a tax-free reorganization under the Internal Revenue Code of 1986, as amended. Accordingly, a holder of the common stock of the Company will not recognize gain or loss with respect to that stock as a result of the Reincorporation. The holder's basis in a share of common stock of DII will be the same as the holder's basis in the corresponding share of common stock of the Company held immediately prior to the Reincorporation. The holder's holding period for each share of DII will include the period during which the holder held the corresponding share of common stock of the Company, provided the holder held the corresponding share as a capital asset at the time of the Reincorporation. In addition, neither the Company nor DII will recognize gain or loss as a result of the Reincorporation, and DII will generally succeed, without adjustment, to the tax attributes of the Company. Upon Reincorporation, however, DII will be subject to Nevada franchise tax, which is based on the total asset value of the corporation. The foregoing summary of federal income tax consequences is included for general information only and does not address all income tax consequences to all of the shareholders of the Company. The shareholders of the Company are urged to consult their own tax advisors as to the specific tax consequences of the Reincorporation with respect to the application and effect of state, local and foreign income and other tax laws.

         THE FOREGOING IS ONLY A SUMMARY OF CERTAIN FEDERAL INCOME TAX CONSEQUENCES. SHAREHOLDERS SHOULD CONSULT THEIR OWN TAX ADVISERS REGARDING THE SPECIFIC TAX CONSEQUENCES TO THEM OF THE PROPOSAL TO REINCORPORATE IN NEVADA INCLUDING THE APPLICABILITY OF THE LAWS OF ANY STATE OR OTHER JURISDICTION.

                           SECURITIES ACT CONSEQUENCES

         Pursuant to Rule 145(a)(2) under the Securities Act of 1933, as amended (the "Securities Act"), a merger that has the sole purpose of changing an issuer's domicile within the United States does not involve a sale of securities for the purposes of the Securities Act. Accordingly, separate registration of shares of common stock of DII will not be required.

             COMPARISON OF SHAREHOLDER RIGHTS UNDER NEVADA AND UTAH
                       CORPORATE LAW AND CHARTER DOCUMENTS

         GENERAL

         Upon Reincorporation, the Company will change its domicile to Nevada and shall thereafter be governed by Nevada law and by the Nevada articles of incorporation and the Nevada Bylaws (the "Nevada Charter Documents"). Upon the filing with and acceptance by the Secretary of State of Nevada of a Certificate of Merger in Nevada and upon the effective date of the articles of merger, but not prior to the filing date with the Secretary of State of Utah, the Company will cease to exist in the State of Utah and will become DII and the outstanding shares of the common stock of the Company will be deemed for all purposes to evidence ownership of, and to represent, shares of the common stock of DII. The Nevada Charter Documents will replace the articles of incorporation and Bylaws of the Company. If the Reincorporation is consummated, holders of the common stock of the Company (and holders of options, warrants or other securities exchangeable for or convertible into common stock of the Company) will become holders of the common stock of DII, which will result in their rights as shareholders being governed by the laws of the State of Nevada and the Nevada Charter Documents. It is not practical to describe all of the differences between the laws of Utah and Nevada or the Utah and Nevada Charter Documents. The following is a summary of some of the significant rights of the shareholders under Utah and Nevada law and under the Utah and Nevada Charter Documents. This summary is qualified in its entirety by reference to the full text of such documents and laws.

         AUTHORIZED CAPITAL STOCK

         The authorized capital stock of DII, upon closing of the merger with the Company, will consist of 300,000,000 shares of common stock, $.00001 par value per share. Each share of the common stock of DII will have one vote per share, and the right to notice of shareholders' meetings and to vote upon the election of directors or upon any other matter as to which approval of the common shareholders is required or requested. Shareholders will not have a right to cumulate their votes for the election of directors.

         VOTING RIGHTS WITH RESPECT TO EXTRAORDINARY CORPORATE TRANSACTIONS

         NEVADA. Approval of mergers and consolidations and sales, leases or exchanges of all or substantially all of the property or assets of a corporation, whether or not in the ordinary course of business, requires the affirmative vote or consent of the holders of a majority of the outstanding shares entitled to vote, except that, unless required by the articles of incorporation, no vote of stockholders of the corporation surviving a merger is necessary if: (i) the merger does not amend the articles of incorporation of the corporation; (ii) each outstanding share immediately prior to the merger is to be an identical share after the merger, and (iii) either no common stock of the corporation and no securities or obligations convertible into common stock are to be issued in the merger, or the common stock to be issued in the merger plus that initially issuable on conversion of other securities issued in the merger does not exceed 20% of the common stock of the corporation outstanding immediately before the merger.

         UTAH. A merger, share exchange or sale of all or substantially all of the assets of a corporation (other than a sale in the ordinary course of the corporation's business) requires the approval of a majority (unless the articles of incorporation, the bylaws or a resolution of the Board of Directors requires a greater number) of the outstanding shares of the corporation (voting in separate voting groups, if applicable). No vote of the shareholders of the surviving corporation in a merger is required if: (i) the articles of incorporation of the surviving corporation will not be changed; (ii) each shareholder of the surviving corporation whose shares were outstanding immediately before the effective date of the merger will hold the same number of shares, with identical designations, preferences, limitations and relative rights. Immediately after the merger; (iii) the number of voting shares outstanding immediately after the merger, plus the number of voting shares issuable as a result of the merger (either by the conversion of securities issued pursuant to the merger or the exercise of rights and warrants issued pursuant to the merger), will not exceed by more than 20% of the total number of voting shares of the surviving corporation outstanding immediately before the merger; and (iv) the number of participating shares (shares that entitle their holder to participate without limitation in distributions) outstanding immediately after the merger, plus the number of participating shares issuable as a result of the merger (either by the conversion of securities issued pursuant to the merger or the exercise of rights and warrants issued pursuant to the merger), will not exceed by more than 20% the total number of participating shares of the surviving corporation outstanding immediately before the merger. Both Utah and Nevada law require that a sale of all or substantially all of the assets of a corporation be approved by a majority of the outstanding voting shares of the corporation transferring such assets. With certain exceptions, Utah law also requires certain sales of assets and similar transactions be approved by a majority vote of each class of shares outstanding. In contrast, Nevada law generally does not require class voting, except in certain transactions involving an amendment to the articles of incorporation that adversely affects a specific class of shares.

         SHAREHOLDERS' CONSENT WITHOUT A MEETING

         NEVADA. Unless otherwise provided in the articles of incorporation or the bylaws, any actions required or permitted to be taken at a meeting of the stockholders may be taken without a meeting if, before or after taking the actions, a written consent thereto is signed by the stockholders holding at least a majority of the voting power, except that if a different proportion of voting power is required for such an actions at a meeting, then that proportion of written consent is required. In no instance where actions is authorized by written consent need a meeting of the stockholders be called or notice given.

         UTAH. Unless otherwise provided in the articles of incorporation, actions requiring the vote of shareholders may be taken without a meeting and without prior notice by one or more written consents of the shareholders having not less than the minimum number of votes that would be necessary to take such actions at a meeting at which all shares entitled to vote thereon were present and voted (if shareholder actions is by less than unanimous written consent, notice shall be provided to the shareholders who did not consent at least ten days before the consummation of the transactions, actions or event authorized by the shareholders). However, any written consent for the election of directors must be unanimous and the shareholders of any corporation in existence prior to July 1, 1992 are required to adopt a resolution permitting actions by less than unanimous written consent; otherwise, the shareholders are only permitted to act by unanimous written consent. The Company's original charter pre-dates July 1, 1992 and on October 10, 2002, the shareholders of the Company elected to allow shareholders to approve, ratify and effect actions of the Company by majority written shareholder consent as permitted under Utah law.

         SHAREHOLDER VOTING REQUIREMENTS

         NEVADA. Unless the articles of incorporation or bylaws provide for different proportions, a majority of the voting power which includes the voting power that is present in person or by proxy, regardless of whether the proxy has authority to vote on all matters, constitutes a quorum for the transactions of business. In all matters other than the election of directors, the affirmative vote of the majority of shares present in person or represented by proxy at the meeting and entitled to vote on the subject matter shall be the act of the stockholders. Directors shall be elected by a plurality of the votes of the shares present in person or represented by proxy at the meeting and entitled to vote on the election of directors. Where a separate vote by a class or series or classes or series is required, a majority of the voting power of the class or series that is present or by proxy, regardless of whether the proxy has authority to vote on all matters, constitutes a quorum for the transactions of business. An act by the stockholders of each class or series is approved if a majority of the voting power of a quorum of the class or series votes for the actions.

         UTAH. Unless the articles or incorporation provide otherwise, a majority of the votes entitled to be cast on a matter by the voting group constitutes a quorum of that voting group for actions on that matter. Once a share is represented for any purpose at a meeting, including the purpose of determining that a quorum exists, it is deemed present for quorum purposes for the remainder of the meeting and for any adjournment of that meeting, unless a new record date is or must be set for that adjourned meeting. Unless the articles of incorporation provide otherwise, if a quorum exists, actions on a matter, other than the election of directors, by a voting group is approved if the votes cast within the voting group favoring the actions exceed the votes cast within the voting group opposing the actions. Unless otherwise provided in the articles of incorporation, directors are elected by a plurality of the votes cast by the shares entitled to vote in the election, at a meeting of shareholders at which a quorum is present. Shareholders do not have a right to cumulate their votes for the election of directors unless the articles of incorporation provide for such cumulation of votes. Shares entitled to vote cumulatively may be voted cumulatively at each election of directors unless the articles of incorporation provide alternative procedures for the exercise of cumulative voting.

         DISSENTERS' RIGHTS

         NEVADA. Stockholders are entitled to demand appraisal of their shares in the case of mergers or consolidations, except where: (i) they are stockholders of the surviving corporation and the merger did not require their approval under Nevada law; (ii) the corporation's shares are either listed on a national securities exchange or designated as a national market system security on an interdealer quotation system by The National Association of Securities Dealers, Inc.; or (iii) the corporation's shares are held of record by more than 2,000 stockholders. Appraisal rights are available in either (i), (ii) or (iii) above. However, if the stockholders are required by the terms of the merger or consolidation to accept any consideration other than (a) stock of the corporation surviving or resulting from the merger or consolidation, (b) shares of stock of another corporation which are either listed on a national securities exchange or designated as a national market system security on an interdealer quotation system by the National Association of Securities Dealers, Inc. or held of record by more than 2,000 stockholders, (c) cash in lieu of fractional shares, or (d) any combination of the foregoing, appraisal rights are not available. Appraisal rights are not available in the case of a sale, lease, exchange or other disposition by a corporation of all or substantially all of its property and assets.

         UTAH. In connection with a merger, share exchange or sale, lease, exchange or other disposition of all or substantially all of the assets of a corporation (other than in the ordinary course of the corporation's business), a dissenting shareholder, after complying with certain procedures, is entitled to payment from the corporation-of the fair value of the shareholder's shares. The fair value is estimated by the corporation. However, if the shareholder is unwilling to accept the corporation's estimate, the shareholder may provide the corporation with an estimate of the fair value and demand payment of that amount. If the corporation is unwilling to pay that amount, the corporation shall apply for judicial determination of the fair value. Unless the articles of incorporation, bylaws or a resolution of the Board of Directors provide otherwise, shareholders are not entitled to dissenters, rights when the shares are listed on a national securities exchange or the National Market System of NASDAQ, or are held of record by more than 2,000 holders. However, this exception does not apply if, pursuant to the corporate actions, the shareholder will receive anything except (i) shares of the surviving corporation, (ii) shares of a corporation that is or will be listed on a national securities exchange, the National Market System of NASDAQ, or held of record by more than 2,000 holders, (iii) cash in lieu of fractional shares or (iv) any combination of the foregoing.

         DIVIDENDS

         NEVADA. A corporation is prohibited from making a distribution to its stockholders if, after giving effect to the distribution, the corporation would not be able to pay its debts as they become due in the usual course of business or the corporation's total assets would be less than its total liabilities (plus any amounts necessary to satisfy any preferential rights).

         UTAH. A corporation is prohibited from making a distribution to its shareholders if, after giving effect to the distribution, the corporation would not be able to pay its debts as they become due in the usual course of business or the corporation's total assets would be less than its total liabilities (plus any amounts necessary to satisfy any preferential rights).

         ANTI-TAKEOVER STATUTES

         NEVADA. Except under certain circumstances Nevada law prohibits a "business combination" between the corporation and an "interested stockholder", however the Nevada articles expressly 10 elect not to be governed by these provisions as contained in NRS 78.411 to 78.444 inclusive. To the extent permissible under the applicable law of any jurisdiction to which the corporation may become subject by reason of the conduct of business, the ownership of assets, the residence of stockholders, the location of offices or facilities, or any other item, the Company has elected not to be governed by the provisions of any statute that (i) limits, restricts, modified, suspends, terminates, or otherwise affects the rights of any stockholder to cast one vote for each share of common stock registered in the name of such stockholder on the books of the corporation, without regard to whether such shares were acquired directly from the Company or from any other person and without regard to whether such stockholder has the power to exercise or direct the exercise of voting power over any specific fractions of the shares of common stock of the Company issued and outstanding or (ii) grants to any stockholder the right to have his or her stock redeemed or purchased by the corporation or any other stockholder on the acquisition by any person or group of persons of shares of the Company. In particular, to the extent permitted under the laws of the state of Nevada, the Company elects not to be governed by any such provision of the Nevada Revised Statutes.

         UTAH. The Utah Control Share Acquisitions Act, set forth in Sections 61-6-1 through 61-6-12 of the Utah Code Annotated, provides, among other things, that, when any person obtains shares (or the power to direct the voting shares) of "an issuing public corporation" such that the person's voting power equals or exceeds any of three levels (20%, 33 1/3% or 50%), the ability to vote (or to direct the voting of) the "control shares" is conditioned on approval by a majority of the corporation's shares (voting in voting groups, if applicable), excluding the "interested shares". Shareholder approval may occur at the next annual meeting of the shareholders, or, if the acquiring person requests and agrees to pay the associated costs of the corporation, at a special meeting of the shareholders (to be held within 50 days of the corporation's receipt of the request by the acquiring person). If authorized by the articles of incorporation or the bylaws, the corporation may redeem "control shares" at the fair market value if the acquiring person fails to file an "acquiring person statement" or if the shareholders do not grant voting rights to control shares. If the shareholders grant voting rights to the control shares, and if the acquiring person obtained a majority of the voting power, shareholders may be entitled-to dissenters, rights under Utah law. An acquisition of shares does not constitute a control share acquisition if (I) the corporation's articles of incorporation or bylaws provide that this Act does not apply, (ii) the acquisition is consummated pursuant to a merger in accordance with Utah law, or (iii) under certain other specified circumstances.

         QUORUM OF DIRECTORS

         NEVADA. A majority of the Board of Directors in office shall constitute a quorum for the transactions of business, but if at any meeting of the Board there be less than a quorum present, a majority of those present may adjourn from time to time, until a quorum shall be present, and no notice of such adjournment shall be required. The Board of Directors may prescribe rules not in conflict with these Bylaws for the conduct of its business; provided, however, that in the fixing of salaries of the officers of the corporation, the unanimous actions of all the directors shall be required.

         UTAH. A quorum of the Board of Directors consists of a majority of the fixed number of directors if the corporation has a fixed board size, or if the corporation's bylaws provide for a variable board size, a majority of the number of directors prescribed, or if no number is prescribed, the number in office. However, the articles of incorporation or the bylaws may establish a higher or lower number of directors to constitute a quorum, but in no event may the number be less than one-third of the number of directors.

         DERIVATIVE SUITS

         NEVADA. In a derivative actions brought by one or more stockholders to enforce a right of a corporation, the corporation having failed to enforce a right which may properly be asserted by it, the complaint shall be verified and shall allege that the plaintiff was a stockholder or member at the time of the transactions of which he complains or that his share thereafter devolved on him by operation of law. The complaint shall also allege with particularity the efforts, if any, made by the plaintiff to obtain the actions he desires from the directors or comparable authority and, if necessary, from the stockholder, and the reasons for his failure to obtain the actions or for not making the effort. The derivative actions may not be maintained if it appears that the plaintiff does not fairly and adequately represent the interests of the stockholders or members similarly situated in enforcing the right of the corporation. The actions shall not be dismissed or compromised without the approval of the court, and notice of the proposed dismissal or compromise shall be given to stockholders or members in such manner as the court directs.

         UTAH. A shareholder may not commence a derivative actions unless the shareholder was a shareholder of the corporation at the time when the transactions complained of occurred (unless the person became a shareholder through transfer by operation of law from a person who was a shareholder at the time) and fairly and adequately represents the interests of the corporation. The complaint must be verified and allege with particularity the demand made to on the Board of Directors to obtain actions. If a court finds that the proceeding was commenced (I) without reasonable cause, the court may require the plaintiff to pay the defendant's reasonable expenses, including counsel fees; (ii) with reasonable cause, the court may order the corporation to pay the plaintiff's reasonable expenses, including counsel fees.

         SPECIAL MEETING OF SHAREHOLDERS

         NEVADA. Special meetings of the stockholders may be held at the office of the corporation in the State of Nevada, or elsewhere, whenever called by the President, or by the Board of Directors, or by vote of, or by an instrument in writing signed by the holders of a majority of the issued and outstanding capital stock. Not less than ten (10) nor more than sixty (60) days written notice of such meeting, specifying the day, hour and place, when and where such meeting shall be convened, and the objects for calling the same, shall be mailed in the United States Post Office, or via express or overnight mail, addressed to each of the stockholders of record at the time of issuing the notice, and at his, her, or its address last known, as the same appears on the books of the corporation. 11 The written certificate of the officer or officers calling any special meeting setting forth the substance of the notice, and the time and place of the mailing of the same to the several stockholders, and the respective addresses to which the same were mailed, shall be prima facie evidence of the manner and fact of the calling and giving such notice.

         UTAH. Special meetings of the shareholders may be called by: (i) the Board of Directors, (ii) the person or persons authorized by the bylaws to call a special meeting, or (iii) the holders of shares representing at least 10% of all votes entitled to be cast on any issue proposed to be considered at the special meeting. The corporation shall give notice of the date, time and place of the meeting no fewer than 10 and no more than 60 days before the meeting. Notice of a special meeting must include a description of the purposes for which the special meeting is called.

         AMENDMENTS TO CHARTER

         NEVADA. The articles of incorporation may be amended in any of the following respects by a vote of a majority of the stockholders entitled to vote on an amendment: (a) by addition to its corporate powers and purposes, or diminution thereof, or both, (b) by substitution of other powers and purposes, in whole or in part, for those prescribed by its articles of incorporation, (c) by increasing, decreasing or reclassifying its authorized stock, by changing the number, par value, preferences, or relative, participating, optional or other rights, or the qualifications, limitations or restrictions of such rights, of its shares, or of any class or series of any class thereof whether or not the shares are outstanding at the time of the amendment, or by changing shares with par value, whether or not the shares are outstanding at the time of the amendment, into shares without par value or by changing shares without par value, whether or not the shares are outstanding at the time of the amendment, into shares with par value, either with or without increasing or decreasing the number of shares, and upon such basis as may be set forth in the certificate of amendment, (d) by changing the name of the corporation, (e) by making any other change or alteration in its articles of incorporation that may be desired. If any proposed amendment would alter or change any preference or any relative or other right given to any class or series of outstanding shares, then the amendment must be approved by the vote, in addition to the affirmative vote otherwise required, of the holders of shares representing a majority of the voting power of each class or series affected by the amendment regardless of limitations or restrictions on the voting power thereof.

         UTAH. The Board of Directors may propose amendments to the articles of incorporation for submission to the shareholders. Notice of a regular or special meeting at which a proposed amendment is to be considered must include a notice of such purpose and be accompanied by a discussion or copy of the proposed amendment. For an amendment to be adopted, (i) the Board of Directors must recommend the amendment to the shareholders (unless the board determines that because of a conflict of interest or other special circumstances it should not make a recommendation and communicates the basis for its determination to the shareholders), and (ii) unless the articles of incorporation, the bylaws (if authorized by the articles of incorporation) or a resolution of the Board of Directors require a greater number, the amendment must be approved by (a) a majority of the votes entitled to be cast on the amendment by any voting group as to which the amendment would create dissenters, rights, (b) a majority of the votes entitled to be cast on the amendment by any voting group as to which the amendment would materially and adversely affect the voting group's rights in shares (including preferential rights, rights in redemption, preemptive rights, voting rights or rights in certain forward splits), and (c) a majority of the votes cast for all other voting groups (voting separately, as applicable, with shares constituting a quorum present for each voting group).

         NOTICE, ADJOURNMENT AND PLACE OF SHAREHOLDERS' MEETINGS

         NEVADA. Nevada law requires that notice of a meeting of the shareholders be in writing, signed by the president or a vice president or secretary, assistant secretary or by any other natural person(s) proscribed in the bylaws or designated by the board of directors. The notice must state the purpose(s), the time and place of the meeting. The Board of Directors may designate any place, either within or without the state of incorporation, as the place of meeting for any annual or special meeting. A waiver of notice, signed by all shareholders entitled to vote at a meeting, may designate any place, either within or without the state of incorporation, as the place for the holding of such meeting. If no designation is made, the place of meeting shall be the registered office of the corporation in the state of incorporation. Nevada Bylaws provide that the notification of the annual meeting shall state the purpose or purposes for which the meeting is called and the date, time, and the place, which may be within or without this state, where it is to be held. A copy of such notice shall be either delivered personally to, or shall be mailed with postage prepaid, to each shareholder of record entitled to vote at such meeting not less than ten (10) nor more than sixty (60) days before such meeting.

         UTAH. The Utah law and Utah Charter Documents require that notice of shareholders, meetings be given between 10 and 60 days before a meeting unless the shareholders waive or reduce the notice period by unanimous consent in writing. Both Nevada and Utah law provide for adjournments of shareholders, meetings. The Utah Charter Documents require notice of the adjournment if the adjournment is for 30 days or more or if a new record date is fixed. Nevada law and the Nevada Charter Documents require that if the adjournment is for more than 30 days or if a new record date is fixed, notice must be given to the shareholders as for an original meeting. Both Nevada and Utah law permit meetings of shareholders to be held at such place as is designated by or in the manner provided in the Bylaws. If not so designated, Utah law provides for the principal office of the corporation.

         DIRECTORS GENERALLY

         NEVADA. The Nevada law requires that a corporation have at least one director or as provided in the articles of incorporation or bylaws. Directors shall be elected by a plurality of the votes of the shares present in person or represented by proxy at the meeting and entitled to vote on the election of directors.

         UTAH. The Utah Bylaws provide that the Board consists of not less than three directors with the actual number being determined by resolutions adopted by the Board or the holders of the Company's common stock. Currently, the Company has nine directors. A majority of the number of directors constitutes a quorum for the transactions of business. The Utah Bylaws provide that a vacancy among the directors may be filled for the unexpired term by the affirmative vote of a majority of the shareholders or a majority of the remaining directors in office, though less than a quorum. Unless otherwise provided in the articles of incorporation, directors are elected by a plurality of the votes cast by the shares entitled to vote in the election, at a meeting of shareholders at which a quorum is present.

         ELECTION AND REMOVAL OF DIRECTORS

         NEVADA. Any director, or the entire Board, may be removed with or without cause, but only by the vote of not less than two thirds of the voting power of the Company at a meeting called for that purpose. The directors may fill vacancies on the board.

         UTAH. The Utah Bylaws provide that each director shall hold office until the next annual meeting of shareholders and until his or her successor shall have been elected and qualified. Under Utah law and the Utah Charter Documents, directors may be removed by a majority vote of shareholders, with or without cause. The directors or the shareholders may fill vacancies on the board.

         INSPECTION OF BOOKS AND RECORDS

         NEVADA. Under Nevada law, any stockholder of record of a corporation for at least 6 months immediately preceding the demand, or any person holding, or thereunto authorized in writing by the holders of, at least 5% of all of its outstanding shares upon at least 5 days written demand is entitled to inspect in person or by agent or attorney, during normal business hours, the company's stock ledger, a list of its stockholders, and its other books and records, and to make copies or extracts therefrom. In every instance where an attorney or other agent shall be the person who seeks the right to inspection, the demand shall be accompanied by a power of attorney or such other writing that authorizes the attorney or other agent to so act on behalf of the stockholder.

         UTAH. Upon providing the company with a written demand at least five business days before the date the shareholder wishes to make an inspection, a shareholder and his agent and attorneys are entitled to inspect and copy, during regular business hours, (I) the articles of incorporation, bylaws, minutes of shareholders meetings for the previous three years, written communications to shareholders for the previous three years, names and business addresses of the officers and directors, the most recent annual report delivered to the State of Utah, and financial statements for the previous three years, and (ii) if the shareholder is acting in good faith and directly connected to a proper purpose, excerpts from the records of the Board of Directors and shareholders (including minutes of meetings, written consents and waivers of notices), accounting records and shareholder lists.

         TRANSACTIONS WITH OFFICERS AND DIRECTORS

         NEVADA. Under Nevada law, contracts or transactions in which a director or officer is financially interested are not automatically void or voidable, (i) the fact of the common directorship, office of financial interest is known to the board of directors or committee, and the board or committee authorizes, approves or ratifies the contract or transactions in good faith by a vote sufficient for the purpose without counting the vote or votes of the common or interested director or directors, or (ii) the contract or transactions, in good faith, is ratified or approved by the shareholding a majority of the voting power, (iii) the fact of common directorship, office or financial interest known to the director or officer at the time of the transactions is brought before the board of directors for actions, or (iv) the contract or transactions is fair to the corporation at the time it is authorized or approved. Common or interested directors may be counted to determine presence of a quorum and if the votes of the common or interested directors are not counted at the meeting, then a majority of directors may authorize, approve or ratify a contract or transactions,

         UTAH. Utah law provides that every director who, directly or indirectly, is party to, has beneficial interest in or is closely linked to a proposed corporate transactions that is financially significant to the director is liable to account to the corporation for any profit made as a consequence of the corporation entering into such transactions unless such person (a) disclosed his or her interest at the meeting of directors where the proposed transactions was considered and thereafter the transactions was approved by a majority of the disinterested directors; (b) disclosed his or her interest prior to a meeting or written consent of shareholders and thereafter the transactions was approved by a majority of the disinterested shares; or (c) can show that the transactions was fair and reasonable to the corporation.

         LIMITATION ON LIABILITY OF DIRECTORS; INDEMNIFICATION OF OFFICERS AND DIRECTORS

         NEVADA. Nevada law provides for discretionary indemnification made by the corporation only as authorized in the specific case upon a determination that indemnification of the director, officer, employee or agent is proper in the circumstances. The determination must be made: (i) By the stockholders; (ii) By the board of directors by majority vote of a quorum consisting of directors who were not parties to the actions, suit or proceeding; (iii) If a majority vote of a quorum consisting of directors who were not parties to the actions, suit or proceeding so orders, by independent legal counsel in a written opinion; or (d) If a quorum consisting of directors who were not parties to the actions, suit or proceeding cannot be obtained, by independent legal counsel in a written opinion. The articles of incorporation, the bylaws or an agreement made by the corporation may provide that the expenses of officers and directors incurred in defending a civil or criminal actions, suit or proceeding must be paid by the corporation as they are incurred and in advance of the final disposition of the actions, suit or proceeding, upon receipt of an undertaking by or on behalf of the director or officer to repay the amount if it is ultimately determined by a court of competent jurisdiction that he is not entitled to be indemnified by the corporation. The provisions of this subsection do not affect any rights to advancement of expenses to which corporate personnel other than directors or officers may be entitled under any contract or otherwise by law. The indemnification and advancement of expenses authorized in or ordered by a court pursuant to Nevada law: Does not exclude any other rights to which a person seeking indemnification or advancement of expenses may be entitled under the articles of incorporation or any bylaw, agreement, vote of stockholders or disinterested directors or otherwise, for either an actions in his official capacity or an actions in another capacity while holding his office, except that indemnification, unless ordered by a court or for the advancement of expenses, may not be made to or on behalf of any director or officer if his acts or omissions involved intentional misconduct, fraud or a knowing violation of the law and was material to the cause of actions. In addition, indemnification continues for a person who has ceased to be a director, officer, employee or agent and inures to the benefit of the heirs, executors and administrators of such a person.

         UTAH. Utah law permits a corporation, if so provided in its articles of incorporation, its bylaws or in a shareholder resolution, to eliminate or limit the personal liability of a director to the corporation or its shareholders for monetary damages due to any actions taken or any failure to take actions as a director, except liability for: (a) improper financial benefits received by a director; (b) intentional inflictions of harm on the corporation or its shareholders; (c) payment of dividends to shareholders making the corporation insolvent; and (d) intentional violations of criminal law. Under Utah law, a corporation may indemnify its current and former directors, officers, employees and other agents made party to any proceeding because of their relationship to the corporation against expenses, judgments, fines, settlements and other amounts actually and reasonably incurred in connection with such proceeding if that person acted in good faith and reasonably believed his or her conduct to be in the corporation's best interests, and, in the case of a criminal proceeding, had no reasonable cause to believe his or her conduct was unlawful. Utah law also permits a corporation to indemnify its directors, officers, employees and other agents in connection with a proceeding by or in the right of the corporation to procure a judgment in its favor by reason of the fact that the person is such an agent of the corporation, against expenses actually and reasonably incurred by such person in connection with the proceeding. Utah law prohibits the indemnification of an agent in connection with a proceeding by or in the right of the corporation in which the director, officer, employee or agent was adjudged liable to the corporation, or in connection with any other proceeding in which the agent is adjudged liable on the basis that the agent derived an improper personal benefit. The Utah Charter Documents permit indemnification of all such persons whom it has the power to indemnify to the fullest extent legally permissible under Utah law. Utah law permits a corporation to advance expenses incurred by a director, officer, employee or agent who is a party to a proceeding in advance of final disposition of the proceeding if that person provides (a) a written affirmation of his good faith belief that he acted in good faith, in the corporation's best interests and, in the case of a criminal proceeding, had no reasonable cause to believe his conduct was unlawful; (b) a written undertaking by or on behalf of that person to repay the advance if it is ultimately determined that such person's conduct did not meet the statutory standard required for indemnification; and (c) the corporation determines under the facts then known that indemnification would not be precluded. The Utah Charter Documents permit such advances. Both the Nevada Charter Documents and Utah Charter Documents provide that DII and the Company, respectively, may purchase insurance on behalf of those persons entitled to indemnification by the corporation.

         DISSENTERS' RIGHTS AS A RESULT OF THE REINCORPORATION MERGER

         Shareholders have dissenters rights in Utah as a result of the proposed Reincorporation. These rights are discussed above under "Comparison of Shareholder Rights Under Nevada and Utah Corporate Law and Charter Documents" at "Dissenters' Rights".

         AMENDMENT TO THE MERGER AGREEMENT; TERMINATION

         The Merger Agreement may be terminated and the Reincorporation abandoned, notwithstanding shareholder approval, by the Board of Directors of the Company at any time before consummation of the Reincorporation if the Board of Directors of the Company determines that in its judgment the Reincorporation does not appear to be in the best interests of the Company or its shareholders. In the event the Merger Agreement is terminated, the Company would remain a Utah corporation.

EFFECT OF REINCORPORATION

         The articles of incorporation of the Nevada Corporation will be the governing instrument following the merger with the Company. Set forth below is a discussion of some of the effects of the reincorporation of the Company in the state of Nevada that management believes to be material. In most other respects, the articles of incorporation of the Nevada Corporation will be essentially the same as the Company's present articles of incorporation. The summary of the provisions of the new articles of incorporation and changes to the existing articles of incorporation of the Company set forth below is not intended to be complete and is qualified in its entirety by the provisions of the articles of incorporation. A copy of the Articles of Incorporation of DII are attached hereto as Appendix C.

CHANGE IN BYLAWS

         In connection with the Reincorporation, the bylaws of the Nevada Corporation will become the bylaws of the Company and will thereafter govern the corporate affairs of the Company. There are no material differences between the bylaws of the Company and the bylaws of the Nevada Corporation. A copy of the Bylaws of DII are attached hereto as Appendix D.

                     APPROVAL OF THE 2002 STOCK OPTION PLAN

         Effective June 3, 2002, the Board of Directors adopted the Company Stock Option Plan (the "Plan") and effective as of June 3, 2002 the Consenting Shareholders approved the Plan.

         The following summary describes the material features of the Plan.

PURPOSE

         The purpose of the Plan is to promote the long-term success of the Company by attracting, motivating and retaining directors, officers and key employees and consultants of the Company and its affiliates (the "Participants") through the use of competitive long-term incentives which are tied to shareholder value. The Plan seeks to balance Participants' and shareholder interests by providing incentives to the Participants in the form of stock options which offer rewards for achieving the long-term strategic and financial objectives of The Company.

COMMON STOCK AVAILABLE

         Subject to adjustment as described below, the maximum number of shares of Common Stock which may be awarded under the Plan may not exceed an aggregate of 3,000,000 shares over the life of the Plan. The Plan provides for equitable adjustment of the number of shares subject to the Plan and the number of shares of each subsequent award of stock thereunder and of the unexercised portion of the stock option award described below in the event of a change in the capitalization of the Company due to a stock split, stock dividend recapitalization, merger or similar event.

ELIGIBILITY

         Persons who are eligible to receive stock options granted under the Plan are those individuals and entities as a compensation committee or such other committee appointed by the Board of Directors to administer the Plan (the "Committee") in its discretion determines should be awarded such incentives given the best interest of the Company; PROVIDED, HOWEVER, that (i) incentive stock options ("ISOs") may only be granted to employees of the Company and its affiliates and (ii) any person holding capital stock of The Company or any affiliate possessing more than 10% of the total combined voting power of all classes of capital stock of The Company or any affiliate will not be eligible to receive ISOs unless the exercise price per share is at least 110% of the fair market value of the stock on the date the option is granted.

ADMINISTRATION

         The authority to control and manage the operation and administration of the Plan is vested in the Committee appointed by the Board of Directors from time to time. Members of the Committee shall serve at the pleasure of the Board of Directors. The Committee may from time to time determine which officers, directors and key employees and consultants of The Company and its affiliates may be granted options under the Plan, the terms thereof (including, without limitation, determining whether the option is an ISO and the times at which the option shall become exercisable), and the number of shares for which an option or options may be granted. If rights of The Company to repurchase stock are imposed, the Board of Directors or the Committee may, in its sole discretion, accelerate, in whole or in part, the time for lapsing of any rights of The Company to repurchase shares or forfeiture restrictions. The Board of Directors or the Committee has the sole authority, in its absolute discretion. to adopt, amend and rescind such rules and regulations, consistent with the provisions of the Plan, as, in its opinion, may be advisable in the administration of the Plan, to construe and interpret the Plan, the rules and regulations, and the instruments evidencing options granted under the Plan and to make all other determinations deemed necessary or advisable for the administration of the Plan. All decisions, determinations and interpretations of the Committee are binding on all option holders under the Plan.

GRANT AND EXERCISE OF OPTIONS

         All ISOs will have option exercise prices per option share not less than the fair market value of a share on the date the option is granted, except in the case of ISOs granted to any person possessing more than 10% of the total combined voting power of all classes of stock in which case the price will be not less than 110% of such fair market value. The term of each option may not be more than 10 years, except that the term of each ISO issued to any person possessing more than 10% of the voting power of all classes of stock may not be more than five years.

         The vesting schedule for any option granted under the Plan, will be determined by the Board of Directors or the Committee and will be set forth in a specific option agreement. To the extent not exercised, installments will accumulate and be exercisable, in whole or in part, at any time after becoming exercisable, but not later than the date the option expires. The Committee has the right to accelerate the exercisability of any option.

         Each ISO granted pursuant to the Plan is exercisable, during the optionee's lifetime, only by the optionee or the optionee's guardian or legal representative. Neither the option nor any right to purchase stock may be transferred, assigned or pledged other than by will under the laws of descent and distribution.

         Payment of the purchase price is by (i) cash, (ii) check, (iii) at the discretion of the Committee, by delivery to The Company of the option holder's promissory note, (iv) such other consideration as the Committee, in its sole discretion, determines and is consistent with the Plan's purpose and applicable law, or (v) any combination of the foregoing.

AMENDMENT AND TERMINATION

         The Board of Directors may at any time suspend or terminate the Plan, and may amend it from time to time in such respects as the Board of Directors may deem advisable. Unless terminated by the Board of Directors earlier, the Plan shall terminate on June 3, 2012.

MARKET VALUE OF UNDERLYING SECURITIES

         On May 31, 2002 the closing bid price for the Company's Common Stock on the Over-the-Counter Electronic Bulletin Board was $ 1.90.

FEDERAL INCOME TAX INFORMATION

         Under the terms of the Plan, options may be granted as either ISOs under Section 422 of the Internal Revenue Code of 1986, as amended, (the "Code") and the regulations thereunder or non-incentive stock options ("NSOs"). In general, an optionee does not recognize taxable income upon grant or exercise of an ISO and The Company is not entitled to any business expense deduction with respect thereto. However, upon the exercise of an ISO, the excess of the fair market value on the date of exercise of the shares received over the exercise price of the shares is treated as an item of adjustment for purpose of calculating alternative minimum taxable income. In order for the exercise of an ISO to qualify for the foregoing tax treatment, the optionee generally must be an employee of the Company or a subsidiary (within the meaning of Section 422 of the Code) from the date the ISO is granted through the date three months before the date of exercise (one year before the date of exercise in the case of an optionee who is terminated due to disability).

         If the optionee has held the shares acquired upon exercise of an ISO for at least two years after the date of grant and for at least one year after the date of exercise, upon disposition of the shares by the optionee, the difference, if any, between the sales price of the shares and the exercise price of the option is treated as long-term capital gain or loss. If the optionee does not satisfy these ISO holding period requirements (a "Premature Disposition"), the optionee will recognize ordinary income at the time of the disposition of the shares, generally in an amount equal to the excess of the fair market value of the shares at the time the option was exercised over the exercise price of the option. The balance of the gain realized, if any, will be long-term or short-term capital gain, depending on the holding period. If the optionee sells the shares prior to the satisfaction of the ISO holding period requirements, but at a price below the fair market value of the shares at the time the option was exercised, the amount of ordinary income is limited to the amount realized on the sale over the exercise price of the option. Upon a Premature Disposition, The Company and its subsidiaries is allowed a business expense deduction to the extent the optionee recognizes ordinary income.

         In general, an optionee to whom a NSO is granted recognizes no income at the time of the grant of the option. Upon exercise of a NSO, an optionee recognizes ordinary income and The Company is entitled to a deduction in an amount equal to the excess of the fair market value of the shares on the date of exercise over the exercise price of the option. The Company's deduction is conditioned upon its reporting the income amount.

         The foregoing summary of the Plan is subject to the provisions of the Plan which is included as Appendix B to this Information Statement.

                  VOTING SECURITIES AND PRINCIPAL SHAREHOLDERS

PERSONS ENTITLED TO NOTICE

         The Record Date for the determination of the shareholders entitled to notice of and to consent to the actions has been fixed as of the close of business on May 30, 2002. As of May 30, 2002, there were outstanding 25,000,000 shares. The Actions have been duly approved by the Consenting Stockholders holding a majority of the outstanding Common Stock, approval or consent of the remaining shareholders is not required and is not being solicited hereby or by any other means.

         The Utah Business Corporation Act does not provide for dissenters rights in connection with the adoption of the Actions.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

         The following table sets forth certain information regarding the ownership of the Common Stock as of May 30, 2002 by: (i) each director; (ii) each of the executive officers; (iii) all executive officers and directors of Pawnbrokers as a group; and (iv) all those known by Pawnbrokers to be beneficial owners of more than 5% of the Common Stock. Unless otherwise stated in the notes to the table, each person named below has sole authority to vote and dispose of the shares shown. Under Rule 13d-3(d)(1) of the Securities Exchange Act of 1934, as amended, in calculating percentage ownership, each person named below is deemed to beneficially own securities that such person has the right to acquire within sixty days through the exercise of any option or warrant or through the conversion of any security, but securities subject to options, warrants or conversion rights owned by others (even if exercisable or convertible within sixty days) are not deemed to be outstanding shares. The address of those individuals for which an address is not otherwise indicated is Industrial Zone Erez, P.O. Box 779, Ashkelon, Israel 78101.


                                                                               BENEFICIAL OWNERSHIP
                                                                               --------------------
                                                                      Number of                   Percentage
                                                                       SHARES                      OWNERSHIP
DIRECTORS AND OFFICERS
All Directors and Executive
Officers (5 persons)....................................             20,505,931                       82%

PERSONAL AND SOLE BENEFICIAL OWNERSHIP
Joseph Fostbinder                                                    19,440,212                       78%
Meira Fostbinder                                                        9,788                         ---
Dan Zarchin                                                            20,000                         ---
Tsippy Moldavan                                                        55,000                         ---
Shlomo Lev-Yehudi                                                                                     ---
Achidatex Ltd.                                                         980,931                        4%
All Directors and Executive
     Officers (5 persons)...............................             20,505,931                       82%


                                    BY ORDER OF THE BOARD OF DIRECTORS


                                   /s/ Joseph Fostbinder
                                   -----------------------------------
                                   Joseph Fostbinder
                                   Chief Executive Officer

--------------------------------------------------------------------------------

                                    FORM 10-Q
--------------------------------------------------------------------------------

         A COPY OF PAWNBROKERS' FORM 10-KSB AS FILED WITH THE SECURITIES AND EXCHANGE COMMISSION WILL BE FURNISHED WITHOUT CHARGE TO SHAREHOLDERS AS OF THE RECORD DATE UPON WRITTEN REQUEST TO PAWNBROKERS EXCHANGE, INC., INDUSTRIAL ZONE EREZ, P.O. BOX 779, ASHKELON, ISRAEL 78101.

                                                                      Appendix A

                          AGREEMENT AND PLAN OF MERGER

                     DEFENSE INDUSTRIES INTERNATIONAL, INC.



AGREEMENT AND PLAN OF MERGER, dated as of June __, 2002, between PAWNBROKERS EXCHANGE, INC., a Utah corporation ("PAWNBROKERS"), and DEFENSE INDUSTRIES INTERNATIONAL, INC., a Nevada corporation ("DEFENSE INDUSTRIES"), such corporations being sometimes referred to herein together as the "Corporations".

                                   WITNESSETH:

WHEREAS, PAWNBROKERS was incorporated under the laws of the State of Utah on July 9, 1997, and the authorized capital stock of PAWNBROKERS consists of 300,000,000 shares of common stock, no par value ("Pawnbrokers Capital Stock"), of which 25,000,000 shares were issued and outstanding on the date hereof;

WHEREAS, DEFENSE INDUSTRIES was incorporated under the laws of the State of Nevada on June __, 2002, and the authorized capital stock of DEFENSE INDUSTRIES consists of 300,000,000 shares of common stock, $.00001 per share ("Defense Industries Capital Stock");

WHEREAS, there are currently outstanding 100 shares of Defense Industries Capital Stock, all of which are owned by PAWNBROKERS, constituting all of the issued and outstanding capital stock of DEFENSE INDUSTRIES;

WHEREAS, the respective Boards of Directors of the Corporations have determined that it is in the best interests of each of the corporations and their respective shareholders that PAWNBROKERS merge with and into DEFENSE INDUSTRIES (the "Merger"), pursuant to the provisions of the General Corporation Law of the State of Nevada (the "NGCL") and the Utah Revised Business Corporation Act (the "BCA"), with DEFENSE INDUSTRIES to be the surviving corporation of the Merger and to continue existence under the NGCL;

WHEREAS, for U.S., federal income tax purposes, it is intended that the Merger qualify as a tax-free reorganization within the meaning of Section 368(a)(1)(F) of the Internal Revenue Code of 1986, as amended; and

WHEREAS, the respective Boards of Directors of the Corporations, by resolutions duly adopted, have approved this Agreement, and have directed that it be submitted to the respective shareholders of the Corporations for approval and adoption;

NOW, THEREFORE, in consideration of the premises and of the mutual agreements set forth herein, the Corporations hereby agree as follows:

                                   ARTICLE ONE

                                     MERGER

1.1 On the Effective Date (as defined in Section 1.6), and in accordance with the provisions of the NGCL and the BCA, PAWNBROKERS shall be merged with and into DEFENSE INDUSTRIES, which shall be the surviving corporation (the "Surviving Corporation") of the Merger. The name of the Surviving Corporation is, and on and after the Effective Date shall continue to be, "Defense Industries International, Inc."

1.2 On the Effective Date, the separate existence of PAWNBROKERS shall cease, PAWNBROKERS and DEFENSE INDUSTRIES shall be a single corporation and the Surviving Corporation shall possess all the rights, privileges, powers and franchises, as well of a public as of a private nature, and shall be subject to all the restrictions, disabilities and duties of each of the Corporations; and all and singular, the rights, privileges, powers and franchises of each of the Corporations, and all property, real, personal and mixed, and all debts due to either of the Corporations on whatever account, as well for stock subscriptions as all other things in actions or belonging to or due to each of the Corporations, shall be taken and deemed to be transferred to and vested in the Surviving Corporation without further act or deed; and all property, rights, privileges, powers and franchises, and all and every other interest shall be thereafter as effectually the property of the Surviving Corporation as they' were of the Corporations, and title to any real estate or interest therein, vested by deed or otherwise in either of the Corporations, shall not revert or be in any way impaired by reason of the Merger, but all rights of creditors and any liens upon the property of either of the Corporations shall be preserved unimpaired and all debts, liabilities and duties of each of the Corporations shall thenceforth attach to the Surviving Corporation, and may be enforced against it to the same extent as if such debts, liabilities and duties had been incurred or contracted by it. Any actions or proceeding, whether civil, criminal or administrative, pending by or against either of the Corporations shall be prosecuted as if the Merger had not taken place, or the Surviving Corporation may be substituted in such actions or proceeding in place of either of the Corporations.

1.3 From time to time after the Effective Date, the last acting officers of PAWNBROKERS or the corresponding officers of the Surviving Corporation may, in the name of PAWNBROKERS, execute and deliver all such proper deeds, assignments and other instruments and take or cause to be taken all such further or other actions, as the Surviving Corporation, or its successors or assigns, may deem necessary or desirable in order to vest in, or perfect or confirm to, the Surviving Corporation and its successors and assigns, title to, and possession of, all of the property, rights, privileges, powers and franchises referred to in Section 1.2 and otherwise to carry out the intent and purposes of this Agreement.

1.4 All corporate acts, plans (including, without limitation, stock option plans), policies, approvals and authorizations of PAWNBROKERS, its shareholders, Board of Directors, committees elected or appointed by its Board of Directors, officers and agents, which are valid and effective immediately prior to the Effective Date, shall be taken for all purposes as the acts, plans, policies, approvals and authorizations of the Surviving Corporation and shall be as effective and binding on the surviving corporation as they were with respect to PAWNBROKERS. The employees of PAWNBROKERS shall become the employees of the Surviving Corporation and shall continue to be entitled to the same rights and benefits which they enjoyed as employees of PAWNBROKERS.

1.5 On and after the Effective Date, (a) the articles of incorporation and By-Laws of DEFENSE INDUSTRIES, as in effect on the date hereof, shall continue to be the articles of incorporation and By-Laws of the Surviving Corporation, unless and until they are thereafter duly altered, amended or repealed, as provided therein or by law, (b) the persons serving as directors and officers of PAWNBROKERS immediately prior to the Effective Date shall be the directors and officers, respectively, of the Surviving Corporation until their respective successors shall have been elected and shall have been duly qualified or until their earlier death, resignation or removal, and (c) the independent certified public accountants serving as auditors of PAWNBROKERS immediately prior to the Effective Date shall serve 'as the auditors of DEFENSE INDUSTRIES.

1.6 If this Agreement is approved and adopted by the shareholders of PAWNBROKERS and the sole stockholder of DEFENSE INDUSTRIES and this Agreement is not abandoned or terminated as permitted by Article Five, this Agreement shall be certified, filed with the Secretary of State of Nevada and recorded in accordance with the NGCL and a Certificate of Merger shall be signed, verified and filed with the Division of Corporations and Commercial Code of the State of Utah in accordance with the BCA. The Merger shall become effective on the date on which the last of such filings is made, which date is referred to herein as the "Effective Date".

                                   ARTICLE TWO

                              CONVERSION OF SHARES

The manner and basis of converting the shares of Pawnbrokers Capital Stock shall be as follows:

3.1 On the Effective Date, each of the 100 shares of Defense Industries Capital Stock owned by PAWNBROKERS immediately prior to the Effective Date shall, by virtue of the Merger and without any actions on the part of any party, be cancelled and retired and all rights in respect thereof shall cease, and the stated capital of DEFENSE INDUSTRIES shall be reduced by the amount of capital applicable to such shares. PAWNBROKERS shall surrender the certificate for such shares to the Secretary of DEFENSE INDUSTRIES for cancellation.

3.2 On the Effective Date, each share of Pawnbrokers Capital Stock issued and outstanding on the Effective Date shall thereupon be converted into and exchanged for one share of Defense Industries Capital Stock. Such conversion shall be effected without the surrender of stock certificates or any other actions, and each certificate evidencing issued and outstanding shares of Pawnbrokers Capital Stock on the Effective Date shall thereupon become, and be deemed for all purposes to evidence the ownership of, the same number of issued and outstanding, fully paid, nonassessable shares' of Defense Industries Capital Stock.

3.3 On and after the Effective Date, each holder of a certificate evidencing issued and outstanding shares of Pawnbrokers Capital Stock may, but shall not be required to, surrender such certificate to DEFENSE INDUSTRIES and, upon such surrender, such holder shall be entitled to receive a certificate evidencing the same number of shares of Defense Industries Capital Stock as the number of shares of Pawnbrokers Capital Stock formerly evidenced by the certificate surrendered. Until so surrendered, each certificate which evidenced shares of Pawnbrokers Capital Stock on the Effective Date shall be deemed for all purposes to evidence the ownership of the shares of Defense Industries Capital Stock into which such shares were converted by virtue of the Merger. No service charge, brokerage commission or stock transfer tax shall be payable by any holder of shares of Pawnbrokers Capital Stock in connection with the issuance of certificates evidencing shares of Defense Industries Capital Stock, except that, if any such certificate is to be issued in a name other than that in which the certificate surrendered for exchange is registered, it shall be a condition of such issuance that the certificate so surrendered shall be properly endorsed or otherwise in proper form for transfer and that the person requesting such issuance shall pay any transfer or other taxes required by reason of the issuance of the Defense Industries Capital Stock certificate in a name other than that of the registered holder of the certificate surrendered, or establish to the satisfactions of DEFENSE INDUSTRIES or its transfer agent that such tax has been paid or is not applicable. DEFENSE INDUSTRIES shall have the right to rely upon the stock records of PAWNBROKERS as to the ownership of shares of Defense Industries Capital Stock on the Effective Date.

3.4 PAWNBROKERS shall not record on its books any transfer of certificates representing issued and outstanding shares of Pawnbrokers Capital Stock on or after the Effective Date.

3.5 On the Effective Date, each option, warrant or right, to purchase shares of Pawnbrokers Capital Stock, if any, granted by PAWNBROKERS and outstanding on the Effective Date shall, by virtue of the Merger and without any actions by any party, be converted into an option, warrant or right, as the case may be, to purchase, upon the same terms and conditions, the same number of shares of Defense Industries Capital Stock.

3.6 As of the Effective Date, the Surviving Corporation shall reserve out of its authorized and unissued Defense Industries Capital Stock a sufficient number of shares thereof for issuance upon exercise or conversion of the options, warrants and rights referred to in Section 3.6.

                                  ARTICLE FOUR

                                   CONDITIONS

The consummation of the Merger is subject to the satisfactions prior to the Effective Date of the following conditions:

4.1 At least a majority of the outstanding shares of Pawnbrokers Capital Stock entitled to vote shall have been voted in favor of this Agreement and the transactions contemplated hereby, and PAWNBROKERS, as the sole stockholder of DEFENSE INDUSTRIES, shall have approved this Agreement and the transactions contemplated hereby.

4.2 The Board of Directors of PAWNBROKERS shall not have determined that in light of the potential liability of the Surviving Corporation which might result from the exercise of dissenters, rights by shareholders of PAWNBROKERS, the Merger would be impracticable, undesirable or not in the best interests of the shareholders of PAWNBROKERS.

4.3 No governmental authority or other third party shall have instituted or threatened any actions or proceeding against PAWNBROKERS or DEFENSE INDUSTRIES to enjoin, hinder or delay, or to obtain damages or other relief in connection with, the transactions contemplated by this Agreement and no actions shall have been taken by any court or governmental authority rendering PAWNBROKERS or DEFENSE INDUSTRIES unable to consummate the transactions contemplated by this Agreement.

                                  ARTICLE FIVE

                                   TERMINATION

This Agreement may be terminated and the Merger abandoned by PAWNBROKERS or DEFENSE INDUSTRIES by appropriate resolution of its respective Board of Directors and for any reason whatsoever, at any time prior to the Effective Date, whether before or after approval and adoption of this Agreement by the shareholders of PAWNBROKERS or by PAWNBROKERS as sole stockholder of DEFENSE INDUSTRIES. In the event that this Agreement is terminated, it shall become void and shall have no effect and no liability shall be imposed upon either of the Corporations or the directors, officers or shareholders thereof.

                                   ARTICLE SIX

                              AMENDMENT AND WAIVER

Prior to the Effective Date, whether before or after approval of this Agreement by the shareholders of PAWNBROKERS or by PAWNBROKERS as sole stockholder of DEFENSE INDUSTRIES, this Agreement may be amended or modified in any manner (except that the provisions of sections 3.2, 3.3, and 3.6 may not be amended without the approval of the shareholders of PAWNBROKERS), as may be determined in the judgment of the respective Boards of Directors of the Corporations to be necessary, desirable or expedient in order to clarify the intention of the parties hereto or to effect or facilitate the filing, recording or official approval of this Agreement and the Merger in accordance with the purposes and intent of this Agreement. Any failure of either of the Corporations to comply with any of the agreements set forth herein may be expressly waived in writing by the other Corporation.

IN WITNESS WHEREOF, each of the Corporations has caused this Agreement and Plan of Merger to be executed on its behalf by an officer thereunto duly authorized as of the date first set forth above.

                          DEFENSE INDUSTRIES INTERNATIONAL INC.



                          By:________________________________
                             Name:
                             Title:


                          PAWNBROKERS EXCHANGE, INC.



                          By:________________________________
                             Name:  Joseph Fostbinder
                             Title:    Chief Executive Officer

                                                                      Appendix B

                             2002 STOCK OPTION PLAN

         1. ESTABLISHMENT, PURPOSE AND DEFINITIONS.

              (a) The Stock Option Plan (the "Plan") of Pawnbrokers Exchange, Inc., a Utah corporation (the "Company"), is hereby adopted. The Plan shall provide for the issuance of incentive stock options ("ISOs") and nonqualified stock options ("NSOs") to purchase the Stock of the Company.

              (b) The purpose of this Plan is to promote the long-term success of the Company by attracting, motivating and retaining directors, officers and key employees and consultants of the Company and its Affiliates (the "Participants") through the use of competitive long-term incentives which are tied to shareholder value. The Plan seeks to balance Participants' and shareholder interests by providing incentives to the Participants in the form of stock options which offer rewards for achieving the long-term strategic and financial objectives of the Company.

              (c) The Plan is intended to provide a means whereby Participants may be given an opportunity to purchase shares of Stock of the Company pursuant to (i) options which may qualify as ISOs under Section 422 of the Internal Revenue Code of 1986, as amended (the "Internal Revenue Code"), or (ii) NSOs which may not so qualify.

              (d) The term "Affiliates" as used in this Plan means, in the case of an ISO, parent or subsidiary corporations, as defined in Section 424(e) and
(f) of the Code (but substituting "the Company" for "employer corporation"), including parents or subsidiaries which become such after adoption of the Plan, and in all other cases, any entity which is controlled by or which controls the Company.

         2. ADMINISTRATION  OF THE PLAN.

              (a) The Plan shall be administered by the Board of Directors (the "Board") or such other committee appointed by the Board to administer the Plan (the "Committee") or in the absence of a Committee, by the Board acting in such capacity, in which case reference herein to the Committee shall mean the Board.

              (b) The Committee may from time to time determine which Participants (each an "option holder") shall be granted options under the Plan, the terms thereof (including without limitation determining whether the option is an ISO and the times at which the options shall become exercisable), and the number of shares of Common Stock for which an option or options may be granted.

              (c) If rights of the Company to repurchase Stock are imposed, the Board or the Committee may, in its sole discretion, accelerate, in whole or in part, the time for lapsing of any rights of the Company to repurchase shares of such Stock or forfeiture restrictions.

              (d) If rights of the Company to repurchase Stock are imposed, the certificates evidencing such shares of Stock awarded hereunder, although issued in the name of the option holder concerned, shall be held by the Company or a third party designated by the Committee in escrow subject to delivery to the option holder or to the Company at such times and in such amounts as shall be directed by the Board under the terms of this Plan. Share certificates representing Stock which is subject to repurchase rights shall have imprinted or typed thereon a legend or legends summarizing or referring to the repurchase rights.

              (e) The Board or the Committee shall have the sole authority, in its absolute discretion, to adopt, amend and rescind such rules and regulations, consistent with the provisions of the Plan, as, in its opinion, may be advisable in the administration of the Plan, to construe and interpret the Plan, the rules and regulations, and the instruments evidencing options granted under the Plan and to make all other determinations deemed necessary or advisable for the administration of the Plan. All decisions, determinations and interpretations of the Committee shall be binding on all option holders under the Plan.

         3. STOCK SUBJECT TO THE PLAN.

              (a) "Stock" shall mean the Common Stock of the Company or such stock as may be changed as contemplated by Section 3(c) below. Stock shall include shares drawn from either the Company's authorized but unissued shares of Common Stock or from reacquired shares of Common Stock, including without limitation shares repurchased by the Company in the open market.

              (b) Options may be granted under the Plan from time to time to eligible persons to purchase an aggregate of up to 3,000,000 shares of Stock. Stock options awarded pursuant to the Plan which are forfeited, terminated, surrendered or cancelled for any reason prior to exercise shall again become available for grants under the Plan (including any option cancelled in accordance with the cancellation regrant provisions of Section 6(f) herein).

              (c) If there shall be any change in the Stock subject to the Plan, including Stock subject to any option granted hereunder, through merger, consolidation, recapitalization, reorganization, reincorporation, stock split, reverse stock split, stock dividend, combination or reclassification of the Company's Stock or other similar events, an appropriate adjustment shall be made by the Committee in the number of shares and/or the option price with respect to any unexercised shares of Stock. Consistent with the foregoing, in the event that the outstanding Stock is changed into another class or series of capital stock of the Company, outstanding options to purchase Stock granted under the Plan shall become options to purchase such other class or series and the provisions of this Section 3(c) shall apply to such new class or series.

              (d) The Company may grant options under the Plan in substitution for options held by employees of another company who become employees of the Company as a result of merger or consolidation. The Company may direct that substitute options be granted on such terms and conditions as deemed appropriate by the Board or the Committee.

              (e) The aggregate number of shares of Stock approved by the Plan may not be exceeded without amending the Plan and obtaining shareholder approval within twelve months of such amendment.

         4. ELIGIBILITY.

              Persons who shall be eligible to receive stock options granted under the Plan shall be those Participants referred to in Section 1(b) above; provided, however, that (i) ISOs may only be granted to employees of the Company and its Affiliates and (ii) any person holding capital stock possessing more than 10% of the total combined voting power of all classes of capital stock of the Company or any Affiliate shall not be eligible to receive ISOs unless the exercise price per share of Stock is at least 110% of the fair market value of the Stock on the date the option is granted.

         5. EXERCISE PRICE FOR OPTIONS GRANTED UNDER THE PLAN.

              (a) All ISOs will have option exercise prices per option share equal to the fair market value of a share of the Stock on the date the option is granted, except that in the case of any option granted to any person possessing more than 10% of the total combined voting power of all classes of stock of the Company or any Affiliate (a "Ten Percent Shareholder") the price shall be not less than 110% of such fair market value. The option exercise prices per option for NSO's shall be as determined by the Committee, provided that NSO's shall have an exercise price that is not less than 85% of such fair market value except that the exercise price shall be 110% of such fair market value in the case of NSO's granted to any Ten Percent Shareholder. The price of ISOs or NSOs granted under the Plan shall be subject to adjustment to the extent provided in
Section 3(c) above.

              (b) The fair market value on the date of grant shall be determined based upon the closing price on an exchange on that day or, if the Stock is not listed on an exchange, on the average of the closing bid and asked prices in the Over the Counter Market on that day.

         6. TERMS AND CONDITIONS OF OPTIONS.

              (a) Each option granted pursuant to the Plan shall be evidenced by a written stock option agreement (the "Option Agreement") executed by the Company and the person to whom such option is granted. The Option Agreement shall designate whether the option is an ISO or an NSO.

              (b) The term of each ISO and NSO shall be no more than 10 years, except that the term of each ISO issued to any person possessing more than 10% of the voting power of all classes of stock of the Company or any Affiliate shall be no more than 5 years.

              (c)  In  the  case  of  ISOs,  the  aggregate  fair  market  value
(determined as of the time such option is granted) of the Stock to which ISOs are exercisable for the first time by any individual during any calendar year (under this Plan and any other plans of the Company or its Affiliates if any) shall not exceed the amount specified in Section 422(d) of the Internal Revenue Code, or any successor provision in effect at the time an ISO becomes exercisable.

              (d) The Option Agreement may contain such other terms, provisions and conditions regarding vesting, repurchase or other similar provisions as may be determined by the Committee and not inconsistent with this Plan. If an option, or any part thereof, is intended to qualify as an ISO, the Option Agreement shall contain those terms and conditions which the Committee determine are necessary to so qualify under Section 422 of the Internal Revenue Code.

              (e) The Committee shall have full power and authority to extend the period of time for which any option granted under the Plan is to remain exercisable following the option holder's cessation of service as an employee or consultant, including without limitation cessation as a result of death or disability; provided, however, that in no event shall such option be exercisable after the specified expiration date of the option term.

              (f) The Committee shall have full power and authority to effect at any time and from time to time, with the consent of the affected option holders, the cancellation of any or all outstanding options under the Plan and to grant in substitution new options under the Plan covering the same or different numbers of shares of Stock with the same or different exercise prices.

              (g) As a condition to option grants under the Plan, the option holder agrees to grant the Company the repurchase rights as Company may at its option require and as may be set forth in the Option Agreement or a separate repurchase agreement.

              (h) Any option granted under the Plan may be subject to a vesting schedule as provided in the Option Agreement and, except as provided in this
Section 6 herein, only the vested portion of such option may be exercised at any time during the Option Period. Options shall become exercisable at the rate of at least 20% per year over five years from the date the option is granted, subject to reasonable conditions such as continued employment. However, in the case of an option granted to officers, directors or consultants of the Company or any of its Affiliates, the option may become fully exercisable, subject to reasonable conditions such as continued employment, at any time or during any period established by the Company or any of its Affiliates. All rights to exercise any option shall lapse and be of no further effect whatsoever immediately if the option holder's service as an employee is terminated for "Cause" (as hereinafter defined). The unvested portion of the option will lapse and be of no further effect immediately upon any termination of employment of the option holder for any reason. Unless employment is terminated for Cause, the right to exercise an option in the event of termination of employment, to the extent that the Participant is otherwise entitled to exercise an option on the date employment terminates, shall be:

              (i) at least six months from the date of termination of employment if termination was caused by death or disability;

              (ii) at least 90 days from the date of termination if termination of employment was caused by other than death or disability; and

              (iii) but in no event later than the remaining term of the option.

                  There shall be "Cause" for termination as set forth in any applicable employment or consulting agreement or, in the absence of such agreement if (i) the option holder is convicted of a felony, (ii) the option holder engages in any fraudulent or other dishonest act to the detriment of the Company, (iii) the option holder fails to report for work on a regular basis, except for periods of authorized absence or bona fide illness, (iv) the option holder misappropriates trade secrets, customer lists or other proprietary information belonging to the Company for the option holder's own benefit or for the benefit of a competitor, (v) the option holder engages in any willful misconduct designed to harm the Company or its shareholders, or (vi) the option holder fails to perform properly assigned duties with a failure to cure after 20 days notice.

              (i) No fractional shares of Stock shall be issued under the Plan, whether by initial grants or any adjustments to the Plan.

         7. USE OF PROCEEDS.

              Cash proceeds realized from the sale of Stock under the Plan shall constitute general funds of the Company.

         8. AMENDMENT, SUSPENSION OR TERMINATIONOF THE PLAN.

              (a) The Board may at any time suspend or terminate the Plan, and may amend it from time to time in such respects as the Board may deem advisable provided that (i) such amendment, suspension or termination complies with all applicable state and federal requirements and requirements of any stock exchange on which the Stock is then listed, including any applicable requirement that the Plan or an amendment to the Plan be approved by the shareholders. The Plan shall terminate on the earlier of (i) ten (10) years from June 15, 2002, (ii) the date on which no additional shares of Stock are available for issuance under the Plan, or (iii) ten years after the date the Plan is approved by the Company's shareholders.

              (b) No option may be granted during any suspension or after the termination of the Plan, and no amendment, suspension or termination of the Plan shall, without the option holder's consent, alter or impair any rights or obligations under any option granted under the Plan.

              (c) The Committee, with the consent of affected option holders, shall have the authority to cancel any or all outstanding options under the Plan and grant new options having an exercise price which may be higher or lower than the exercise price of cancelled options.

         9. ASSIGNABILITY  OF OPTIONS AND RIGHTS.

              (a) Subject to Subparagraph (b), no Option issued under the Plan shall be assignable or transferable by an option holder other than by will or the laws of descent and distribution. An Option awarded to an option holder during such option holder's lifetime shall be exercisable only by an option holder or his or her guardian or legal representation.

              (b) Notwithstanding Subparagraph (a), in the case of an NSO, an option holder shall be permitted to transfer the Option to the option holder's spouse, adult lineal descendants, adult spouses of adult lineal descendants and trusts for the benefit of the option holder's minor or adult lineal descendants (a "Related Transferee") if the Option Agreement under which the Option is granted so specifies. If the Option is transferred to a Related Transferee pursuant to the preceding sentence, the Related Transferee shall, upon exercise of the Option, hold the Stock subject to all the provisions of the transferor's Option Agreement in the same manner as the transferor and shall execute and deliver to the Company such instruments as the Company shall require to evidence the same.

         10. PAYMENT UPON EXERCISE.

              Payment of the purchase price upon exercise of any option or right to purchase Stock granted under this Plan shall be made by giving the Company written notice of such exercise, specifying the number of such shares of Stock as to which the option is exercised. Such notice shall be accompanied by payment of an amount equal to the Option Price of such shares of Stock. Such payment may be (i) cash, (ii) by check drawn against sufficient funds, (iii) at the discretion of the Committee, by delivery to the Company of the option holder's promissory note, (iv) such other consideration as the Committee, in its sole discretion, determines and is consistent with the Plan's purpose and applicable law, or (v) any combination of the foregoing. Any Stock used to exercise options to purchase Stock (including Stock withheld upon the exercise of an option to pay the purchase price of the shares of Stock as to which the option is exercised) shall be valued in accordance with procedures established by the Committee. Any promissory note used to exercise options to purchase Stock shall be a full recourse, interest-bearing obligation secured by Stock in the Company being purchased and containing such terms as the Committee shall determine. If a promissory note is used to exercise options the option holder agrees to execute such further documents as the Company may deem necessary or appropriate in connection with issuing the promissory note, perfecting a security interest in the stock purchased with the promissory note and any related terms the Company may propose. Such further documents may include, without limitation, a security agreement and an assignment separate from certificate. If accepted by the Committee in its discretion, such consideration also may be paid through a broker-dealer sale and remittance procedure pursuant to which the option holder
(I) shall provide irrevocable written instructions to a designated brokerage firm to effect the immediate sale of the purchased Stock and remit to the Company, out of the sale proceeds available on the settlement date, sufficient funds to cover the aggregate option price payable for the purchased Stock plus all applicable Federal and State income and employment taxes required to be withheld by the Company in connection with such purchase and (II) shall provide written directives to the Company to deliver the certificates for the purchased Stock directly to such brokerage firm in order to complete the sale transaction.


         11.WITHHOLDING TAXES.

              (a) Shares of Stock issued hereunder shall be delivered to an option holder only upon payment by such person to the Company of the amount of any withholding tax required by applicable federal, state, local or foreign law. The Company shall not be required to issue any Stock to an option holder until such obligations are satisfied.

              (b) The Committee may, under such terms and conditions as it deems appropriate, authorize an option holder to satisfy withholding tax obligations under this Section 11 by surrendering a portion of any Stock previously issued to the option holder or by electing to have the Company withhold shares of Stock from the Stock to be issued to the option holder, in each case having a fair market value equal to the amount of the withholding tax required to be withheld.

         12.CORPORATE TRANSACTIONS.

              (a) For the purpose of this Section 12, a "Corporate Transaction" shall include any of the following shareholder-approved transactions to which the Company is a party:

              (i) a merger or consolidation in which the Company is not the surviving entity, except for a transaction the principal purpose of which is to change the State of the Company's incorporation; or

              (ii)  the  sale,   transfer  or  other   disposition   of  all  or
substantially all of the assets of the Company in liquidation or dissolution of the Company.

              (b) Upon the occurrence of a Corporate Transaction, if the surviving corporation or the purchaser, as the case may be, does not assume the obligations of the Company under the Plan, then irrespective of the vesting provisions contained in individual option agreements, all outstanding options shall become immediately exercisable in full and each option holder will be afforded an opportunity to exercise their options prior to the consummation of the merger or sale transaction so that they can participate on a pro rata basis in the transaction based upon the number of shares of Stock purchased by them on exercise of options if they so desire. To the extent that the Plan is unaffected and assumed by the successor corporation or its parent company a Corporate Transaction will have no effect on outstanding options and the options shall continue in effect according to their terms.

              (c) Each outstanding option under this Plan which is assumed in connection with the Corporate Transaction or is otherwise to continue in effect shall be appropriately adjusted, immediately after such Corporate Transaction, to apply and pertain to the number and class of securities which would have been issued to the option holder in connection with the consummation of such Corporate Transaction had such person exercised the option immediately prior to such Corporate Transaction. Appropriate adjustments shall also be made to the option price payable per share, provided the aggregate option price payable for such securities shall remain the same. In addition, the class and number of securities available for issuance under this Plan following the consummation of the Corporate Transaction shall be appropriately adjusted.

              (d) The grant of options under this Plan shall in no way affect the right of the Company to adjust, reclassify, reorganize or otherwise change its capital or business structure or to merge, consolidate, dissolve, liquidate or sell or transfer all or any part of its business or assets.

         13.LOANS OR GUARANTEE OF LOANS.

              (a) The Committee may, in its discretion, assist any option holder in the exercise of options granted under this Plan, including the satisfaction of any income and employment tax obligations arising therefrom by (i) authorizing the extension of a loan from the Company to such option holder, (ii) permitting the option holder to pay the exercise price for the Stock in installments over a period of years or (iii) authorizing a guarantee by the Company of a third party loan to the option holder. The terms of any loan, installment method of payment or guarantee (including the interest rate and terms of repayment) will be upon such terms as the Committee specifies in the applicable option or issuance agreement or otherwise deems appropriate under the circumstances. Loans, installment payments and guarantees may be granted with or without security or collateral (other than to option holders who are not employees, in which event the loan must be adequately secured by collateral other than the purchased Stock). However, the maximum credit available to the option holder may not exceed the exercise or purchase price of the acquired shares of Stock plus any Federal and State income and employment tax liability incurred by the option holder in connection with the acquisition of such shares of Stock. (b) The Committee may, in its absolute discretion, determine that one or more loans extended under this financial assistance program shall be subject to forgiveness by the Company in whole or in part upon such terms and conditions as the Committee may deem appropriate.

         14.EGULATORY APPROVALS.

              The obligation of the Company with respect to Stock issued under the Plan shall be subject to all applicable laws, rules and regulations and such approvals by any governmental agencies or stock exchanges as may be required. The Company reserves the right to restrict, in whole or in part, the delivery of Stock under the Plan until such time as any legal requirements or regulations have been met relating to the issuance of Stock, to their registration or qualification under the Securities Exchange Act of 1934, if applicable, or any applicable state securities laws, or to their listing on any stock exchange at which time such listing may be applicable.

         15.NO EMPLOYMENT/SERVICE RIGHTS.

              Neither the action of the Company in establishing this Plan, nor any action taken by the Board or the Committee hereunder, nor any provision of this Plan shall be construed so as to grant any individual the right to remain in the employ or service of the Company (or any parent, subsidiary or affiliated corporation) for any period of specific duration, and the Company (or any parent, subsidiary or affiliated corporation retaining the services of such individual) may terminate or change the terms of such individual's employment or service at any time and for any reason, with or without cause.

         16.MISCELLANEOUS PROVISIONS.

              (a) The provisions of this Plan shall be governed by the laws of the State of Nevada, as such laws are applied to contracts entered into and performed in such State, without regard to its rules concerning conflicts of law.

              (b) The provisions of this Plan shall inure to the benefit of, and be binding upon, the Company and its successors or assigns, whether by Corporate Transaction or otherwise, and the option holders, the legal representatives of their respective estates, their respective heirs or legatees and their permitted assignees.

              (c) The option holders shall have no dividend rights, voting rights or any other rights as a shareholder with respect to any options under the Plan prior to the issuance of a stock certificate for such Stock.

              (d) With respect to grants to non-U.S. residents, options may be granted hereunder which may vary from the terms of the Plan but which are consistent with the terms hereof to the extent necessary or appropriate to comply with foreign laws including but not limited to tax laws.

              (e) Any option exercised before shareholder approval is obtained shall be rescinded if shareholder approval is not obtained within 12 months before or after the Plan. Such shares shall not be counted in determining whether such approval is obtained.

The Company shall provide annual financial statements of the Company to each Participant holding an outstanding option under the Plan.

                                                                      Appendix C


                            ARTICLES OF INCORPORATION

                                       OF

                     DEFENSE INDUSTRIES INTERNATIONAL, INC.


              I, the person hereinafter named as incorporator, for the purpose of associating to establish a corporation, under the provisions and subject to the requirements of Title 7, Chapter 78 of Nevada Revised Statutes, and the acts amendatory thereof, and hereinafter sometimes referred to as the General Corporation Law of the State of Nevada, do hereby adopt and make the following Articles of Incorporation:

              FIRST: The name of the corporation (hereinafter called the corporation) is -----

              SECOND: The name of the corporation's resident agent in the State of Nevada is CSC Services of Nevada, Inc., and the street address of the said resident agent where process may be served on the corporation is 502 East John Street, Suite E, Carson City, Nevada 89706. The mailing address and the street address of the said resident agent are identical.

              THIRD: This Corporation is authorized to issue two classes of shares of stock, designated preferred (the "Preferred Stock") and common (the "Common Stock"); and the total number of shares which this corporation is authorized to issue is 300,000,000.

              a.  The  total   number  of  shares  of  Common  Stock  which  the
Corporation is authorized to issue is 250,000,000 shares, all of which are of a par value of $.0001 per share.

              b. The total number of shares of Preferred Stock which the Corporation is authorized to issue is 50,000,000 shares, all of which are of a par value of $.0001 per share.

              c. The Preferred Stock may be issued from time to time in one or more series. The Board of Directors is authorized to fix the number of shares of any series of Preferred Stock and to determine the designation of any series. The Board of Directors is also authorized to determine or alter the rights, preferences, privileges, and restrictions granted to or imposed on any wholly unissued series of Preferred Stock and, within the limits and restrictions stated in any resolution or resolutions of the Board of Directors originally fixing the number of shares constituting any series, to increase of decrease (but not below the number of shares of such series then outstanding) the number of shares of any such series subsequent to the issue of shares of that series.

              No holder of any of the shares of any class of the corporation shall be entitled as of right to subscribe for, purchase, or otherwise acquire any shares of any class of the corporation which the corporation proposes to issue or any rights or options which the corporation proposes to grant for the purchase of shares of any class of the corporation or for the purchase of any shares, bonds, securities, or obligations of the corporation which are convertible into or exchangeable for, or which carry any rights, to subscribe for, purchase, or otherwise acquire shares of any class of the corporation; and any and all of such shares, bonds, securities, or obligations of the corporation, whether now or hereafter authorized or created, may be issued, or may be reissued or transferred if the same have been reacquired and have treasury status, and any and all of such rights and options may be granted by the Board of Directors to such persons, firms, corporations, and associations, and for such lawful consideration, and on such terms, as the Board of Directors in its discretion may determine, without first offering the same, or any thereof, to any said holder.

              FOURTH: The governing board of the corporation shall be styled as a "Board of Directors", and any member of said Board shall be styled as a "Director."

              The number of members constituting the first Board of Directors of the corporation is one (1); and the name and the post office box or street address, either residence or business, of each of said members are as follows:

         NAME                                         ADDRESS

         Yoseph Fostbinder                           Industrial Zone Erez
                                                     P.O. Box 779
                                                     Ashkelon, Israel 78101

              The number of directors of the corporation may be increased or decreased in the manner provided in the Bylaws of the corporation; provided, that the number of directors shall never be less than one. In the interim between elections of directors by stockholders entitled to vote, all vacancies, including vacancies caused by an increase in the number of directors and including vacancies resulting from the removal of directors by the stockholders entitled to vote which are not filled by said stockholders, may be filled by the remaining directors, though less than a quorum.

              FIFTH: The name and the post office box or street address, either residence or business, of the incorporator ----- signing these Articles of Incorporation are as follows:

         NAME                                ADDRESS

         William B. Mandel                   10100 Santa Monica Boulevard,
                                             Suite 2200
                                             Los Angeles, California 90067

              SIXTH: The corporation shall have perpetual existence.

              SEVENTH: The personal liability of the directors of the corporation is hereby eliminated to the fullest extent permitted by the General Corporation Law of the State of Nevada, as the same may be amended and supplemented.

              EIGHTH: The corporation shall, to the fullest extent permitted by the General Corporation Law of the State of Nevada, as the same may be amended and supplemented, indemnify any and all persons whom it shall have power to indemnify under said Law from and against any and all of the expenses, liabilities, or other matters referred to in or covered by said Law, and the indemnification provided for herein shall not be deemed exclusive of any other rights to which those indemnified may be entitled under any Bylaw, agreement, vote of stockholders or disinterested directors or otherwise, both as to action in his official capacity and as to action in another capacity while holding such office, and shall continue as to a person who has ceased to be a director, officer, employee, or agent and shall inure to the benefit of the heirs, executors, and administrators of such a person.

              NINTH: The nature of the business of the corporation and the objects or the purposes to be transacted, promoted, or ----- carried on by it are to engage in any lawful activity.

              To conduct its business in any and all of its branches and maintain offices both within and without the State of Nevada, in any and all states of the United States of America, in the District of Columbia, in any or all territories, dependencies, colonies, or possessions of the United States of America, and in foreign countries.

              To such extent as a corporation organized under the General Corporation Law of the State of Nevada may now or hereafter lawfully do, to do, either as principal or agent and either alone or in connection with other corporations, firms, or individuals, all and everything necessary, suitable, convenient, or proper for, or in connection with, or incident to, the accomplishment of any of the purposes or the attainment of any one or more of the objects herein enumerated, or designed directly or indirectly to promote the interests of the corporation or to enhance the value of its properties; and in general to do any and all things and exercise any and all powers, rights, and privileges which a corporation may now or hereafter be organized to do or to exercise under the General Corporation Law of the State of Nevada or under any act amendatory thereof, supplemental thereto, or substituted therefor.

              The foregoing provisions of this Article shall be construed both as purposes and powers and each as an independent purpose and power. The foregoing enumeration of specific purposes and powers shall not be held to limit or restrict in any manner the purposes and powers of the corporation, and the purposes and powers herein specified shall, except when otherwise provided in this Article, be in no wise limited or restricted by reference to, or inference from, the terms of any provision of this or any other Article of these Articles of Incorporation; provided, that the corporation shall not carry on any business or exercise any power in any state, territory, or country which under the laws thereof the corporation may not lawfully carry on or exercise.

              TENTH: The corporation reserves the right to amend, alter, change, or repeal any provision contained in these Articles of Incorporation in the manner now or hereafter prescribed by statute, and all rights conferred upon stockholders herein are granted subject to this reservation.

              IN WITNESS WHEREOF, I do hereby execute these Articles of Incorporation on __________________, 2002.



                                                    ----------------------------
                                                     William B. Mandel

STATE OF          )
                  )  SS.:
COUNTY OF         )

              On this ___________________, 2002, personally appeared before me, a Notary Public in and for the State and County aforesaid, ________________, known to me to be the person described in and who executed the foregoing Articles of Incorporation, and who acknowledged to me that he executed the same freely and voluntarily and for the uses and purposes therein mentioned.

              WITNESS my hand and official seal, the day and year first above written.


                                              ----------------------------------
                                                         Notary Public



(Notarial Seal)

Appendix D
                                     BYLAWS
                     DEFENSE INDUSTIRIES INTERNATIONAL, INC.

                             (a Nevada corporation)
                                    ---------

                                    ARTICLE I
                                  STOCKHOLDERS

              1. CERTIFICATES REPRESENTING STOCK. Every holder of stock in the corporation shall be entitled to have a certificate signed by, or in the name of, the corporation by the Chairman or Vice-Chairman of the Board of Directors, if any, or by the President or a Vice-President and by the Treasurer or an Assistant Treasurer or the Secretary or an Assistant Secretary of the corporation or by agents designated by the Board of Directors, certifying the number of shares owned by him in the corporation and setting forth any additional statements that may be required by the General Corporation Law of the State of Nevada (General Corporation Law). If any such certificate is countersigned or otherwise authenticated by a transfer agent or transfer clerk, and by a registrar, a facsimile of the signature of the officers, the transfer agent or the transfer clerk or the registrar of the corporation may be printed or lithographed upon the certificate in lieu of the actual signatures. If any officer or officers who shall have signed, or whose facsimile signature or signatures shall have been used on any certificate or certificates shall cease to be such officer or officers of the corporation before such certificate or certificates shall have been delivered by the corporation, the certificate or certificates may nevertheless be adopted by the corporation and be issued and delivered as though the person or persons who signed such certificate or certificates, or whose facsimile signature or signatures shall have been used thereon, had not ceased to be such officer or officers of the corporation.

              Whenever the  corporation  shall be  authorized to issue more than one class of stock or more than one series of any class of stock, the certificates representing stock of any such class or series shall set forth thereon the statements prescribed by the General Corporation Law. Any restrictions on the transfer or registration of transfer of any shares of stock of any class or series shall be noted conspicuously on the certificate representing such shares.

              The corporation may issue a new certificate of stock in place of any certificate theretofore issued by it, alleged to have been lost, stolen, or destroyed, and the Board of Directors may require the owner of any lost, stolen, or destroyed certificate, or his legal representative, to give the corporation a bond sufficient to indemnify the corporation against any claim that may be made against it on account of the alleged loss, theft, or destruction of any such certificate or the issuance of any such new certificate.

              2. FRACTIONAL SHARE INTERESTS. The corporation is not obliged to but may execute and deliver a certificate for or including a fraction of a share. In lieu of executing and delivering a certificate for a fraction of a share, the corporation may proceed in the manner prescribed by the provisions of
Section 78.205 of the General Corporation Law.

              3. STOCK TRANSFERS. Upon compliance with provisions restricting the transfer or registration of transfer of shares of stock, if any, transfers or registration of transfers of shares of stock of the corporation shall be made only on the stock ledger of the corporation by the registered holder thereof, or by his attorney thereunto authorized by power of attorney duly executed and filed with the Secretary of the corporation or with a transfer agent or a registrar, if any, and on surrender of the certificate or certificates for such shares of stock properly endorsed and the payment of all taxes, if any, due thereon.

              4. RECORD DATE FOR STOCKHOLDERS. For the purpose of determining the stockholders entitled to notice of or to vote at any meeting of stockholders or any adjournment thereof, or to express consent to corporate action in writing without a meeting, or entitled to receive payment of any dividend or other distribution or the allotment of any rights, or entitled to exercise any rights in respect of any change, conversion, or exchange of stock or for the purpose of any other lawful action, the directors may fix, in advance, a record date, which shall not be more than sixty days nor less than ten days before the date of such meeting, nor more than sixty days prior to any other action. If a record date is not fixed, the record date is at the close of business on the day before the day on which notice is given or, if notice is waived, at the close of business on the day before the meeting is held. A determination of stockholders of record entitled to notice of or to vote at any meeting of stockholders applies to an adjournment of the meeting; provided, however, that the Board of Directors may fix a new record date for the adjourned meeting. The directors must fix a new record date if the meeting is adjourned to a date more than sixty days later than the date set for the original meeting.

              5. MEANING OF CERTAIN TERMS. As used in these Bylaws in respect of the right to notice of a meeting of stockholders or a waiver thereof or to participate or vote thereat or to consent or dissent in writing in lieu of a meeting, as the case may be, the term "share" or "shares" or "share of stock" or "shares of stock" or "stockholder" or "stockholders" refers to an outstanding share or shares of stock and to a holder or holders of record of outstanding shares of stock when the corporation is authorized to issue only one class of shares of stock, and said reference is also intended to include any outstanding share or shares of stock and any holder or holders of record of outstanding shares of stock of any class upon which or upon whom the Articles of Incorporation confers such rights where there are two or more classes or series of shares of stock or upon which or upon whom the General Corporation Law confers such rights notwithstanding that the articles of incorporation may provide for more than one class or series of shares of stock, one or more of which are limited or denied such rights thereunder; provided, however, that no such right shall vest in the event of an increase or a decrease in the authorized number of shares of stock of any class or series which is otherwise denied voting rights under the provisions of the Articles of Incorporation.

              6. STOCKHOLDER MEETINGS.

              - TIME. The annual meeting shall be held on the date and at the time fixed, from time to time, by the directors, provided, that the first annual meeting shall be held on a date within thirteen months after the organization of the corporation, and each successive annual meeting shall be held on a date within thirteen months after the date of the preceding annual meeting. A special meeting shall be held on the date and at the time fixed by the directors.

              - PLACE. Annual meetings and special meetings shall be held at such place, within or without the State of Nevada, as the directors may, from time to time, fix.

              - CALL. Annual meetings and special meetings may be called by the directors or by any officer instructed by the directors to call the meeting.

              - NOTICE OR WAIVER OF NOTICE. Notice of all meetings shall be in writing and signed by the President or a Vice-President, or the Secretary, or an Assistant Secretary, or by such other person or persons as the directors must designate. The notice must state the purpose or purposes for which the meeting is called and the time when, and the place, where it is to be held. A copy of the notice must be either delivered personally or mailed postage prepaid to each stockholder not less than ten nor more than sixty days before the meeting. If mailed, it must be directed to the stockholder at his address as it appears upon the records of the corporation. Any stockholder may waive notice of any meeting by a writing signed by him, or his duly authorized attorney, either before or after the meeting; and if notice of any kind is required to be given under the provisions of the General Corporation Law, a waiver thereof in writing and duly signed whether before or after the time stated therein, shall be deemed equivalent thereto.

              - CONDUCT OF MEETING. Meetings of the stockholders shall be presided over by one of the following officers in the order of seniority and if present and acting - the Chairman of the Board, if any, the Vice-Chairman of the Board, if any, the President, a Vice-President, or, if none of the foregoing is in office and present and acting, by a chairman to be chosen by the stockholders. The Secretary of the corporation, or in his absence, an Assistant Secretary, shall act as secretary of every meeting, but if neither the Secretary nor an Assistant Secretary is present the Chairman of the meeting shall appoint a secretary of the meeting.

              - PROXY REPRESENTATION. At any meeting of stockholders, any stockholder may designate another person or persons to act for him by proxy in any manner described in, or otherwise authorized by, the provisions of Section
78.355 of the General Corporation Law.

              - INSPECTORS. The directors, in advance of any meeting, may, but need not, appoint one or more inspectors of election to act at the meeting or any adjournment thereof. If an inspector or inspectors are not appointed, the person presiding at the meeting may, but need not, appoint one or more inspectors. In case any person who may be appointed as an inspector fails to appear or act, the vacancy may be filled by appointment made by the directors in advance of the meeting or at the meeting by the person presiding thereat. Each inspector, if any, before entering upon the discharge of his duties, shall take and sign an oath faithfully to execute the duties of inspector at such meeting with strict impartiality and according to the best of his ability. The inspectors, if any, shall determine the number of shares of stock outstanding and the voting power of each, the shares of stock represented at the meeting, the existence of a quorum, the validity and effect of proxies, and shall receive votes, ballots or consents, hear and determine all challenges and questions arising in connection with the right to vote, count and tabulate all votes, ballots or consents, determine the result, and do such acts as are proper to conduct the election or vote with fairness to all stockholders. On request of the person presiding at the meeting, the inspector or inspectors, if any, shall make a report in writing of any challenge, question or matter determined by him or them and execute a certificate of any fact found by him or them.

              - QUORUM. A majority of the voting power, which includes the voting power that is present in person or by proxy, regardless of whether the proxy has authority to vote on all matters, constitutes a quorum at a meeting of stockholders for the transaction of business unless the action to be taken at the meeting shall require a greater proportion. The stockholders present may adjourn the meeting despite the absence of a quorum.

              - VOTING. Each share of stock shall entitle the holder thereof to one vote. In the election of directors, a plurality of the votes cast shall elect. Any other action is approved if the number of votes cast in favor of the action exceeds the number of votes cast in opposition to the action, except where the General Corporation Law, the Articles of Incorporation, or these Bylaws prescribe a different percentage of votes and/or a different exercise of voting power. In the election of directors, voting need not be by ballot; and, except as otherwise may be provided by the General Corporation Law, voting by ballot shall not be required for any other action.

              Stockholders may participate in a meeting of stockholders by means of a conference telephone or similar method of communication by which all persons participating in the meeting can hear each other.

              7. STOCKHOLDER ACTION WITHOUT MEETINGS. Except as may otherwise be provided by the General Corporation Law, any action required or permitted to be taken at a meeting of the stockholders may be taken without a meeting if, before or after the action, a written consent thereto is signed by stockholders holding at least a majority of the voting power; provided that if a different proportion of voting power is required for such an action at a meeting, then that proportion of written consents is required. In no instance where action is authorized by written consent need a meeting of stockholders be called or noticed.

                                   ARTICLE II

                                    DIRECTORS

              1. FUNCTIONS AND DEFINITION. The business and affairs of the corporation shall be managed by the Board of Directors of the corporation. The Board of Directors shall have authority to fix the compensation of the members thereof for services in any capacity. The use of the phrase "whole Board" herein refers to the total number of directors which the corporation would have if there were no vacancies.

              2. QUALIFICATIONS AND NUMBER. Each director must be at least 18 years of age. A director need not be a stockholder or a resident of the State of Nevada. The initial Board of Directors shall consist of persons. Thereafter the number of directors constituting the whole board shall be at least one. Subject to the foregoing limitation and except for the first Board of Directors, such number may be fixed from time to time by action of the stockholders or of the directors, or, if the number is not fixed, the number shall be . The number of directors may be increased or decreased by action of the stockholders or of the directors.

              3.  ELECTION  AND TERM.  Directors  may be  elected  in the manner prescribed by the provisions of Sections 78.320 through 78.335 of the General Corporation Law of Nevada. The first Board of Directors shall hold office until the first election of directors by stockholders and until their successors are elected and qualified or until their earlier resignation or removal. Any director may resign at any time upon written notice to the corporation. Thereafter, directors who are elected at an election of directors by stockholders, and directors who are elected in the interim to fill vacancies and newly created directorships, shall hold office until the next election of directors by stockholders and until their successors are elected and qualified or until their earlier resignation or removal. In the interim between elections of directors by stockholders, newly created directorships and any vacancies in the Board of Directors, including any vacancies resulting from the removal of directors for cause or without cause by the stockholders and not filled by said stockholders, may be filled by the vote of a majority of the remaining directors then in office, although less than a quorum, or by the sole remaining director.

              4. MEETINGS.

              - TIME. Meetings shall be held at such time as the Board shall fix, except that the first meeting of a newly elected Board shall be held as soon after its election as the directors may conveniently assemble.

              - PLACE. Meetings shall be held at such place within or without the State of Nevada as shall be fixed by the ----- Board.

              - CALL. No call shall be required for regular meetings for which the time and place have been fixed. Special meetings may be called by or at the direction of the Chairman of the Board, if any, the Vice-Chairman of the Board, if any, of the President, or of a majority of the directors in office.

              - NOTICE OR ACTUAL OR CONSTRUCTIVE WAIVER. No notice shall be required for regular meetings for which the time and place have been fixed. Written, oral, or any other mode of notice of the time and place shall be given for special meetings in sufficient time for the convenient assembly of the directors thereat. Notice if any need not be given to a director or to any member of a committee of directors who submits a written waiver of notice signed by him before or after the time stated therein.

              - QUORUM AND ACTION. A majority of the directors then in office, at a meeting duly assembled, shall constitute a quorum. A majority of the directors present, whether or not a quorum is present, may adjourn a meeting to another time and place. Except as the Articles of Incorporation or these Bylaws may otherwise provide, and except as otherwise provided by the General Corporation Law, the act of the directors holding a majority of the voting power of the directors, present at a meeting at which a quorum is present, is the act of the Board. The quorum and voting provisions herein stated shall not be construed as conflicting with any provisions of the General Corporation Law and these Bylaws which govern a meeting of directors held to fill vacancies and newly created directorships in the Board or action of disinterested directors.

              Members of the Board or of any committee which may be designated by the Board may participate in a meeting of the Board or of any such committee, as the case may be, by means of a telephone conference or similar method of communication by which all persons participating in the meeting hear each other. Participation in a meeting by said means constitutes presence in person at the meeting.

              - CHAIRMAN OF THE MEETING. The Chairman of the Board, if any and if present and acting, shall preside at all meetings. Otherwise, the Vice-Chairman of the Board, if any and if present and acting, or the President, if present and acting, or any other director chosen by the Board, shall preside.

              5. REMOVAL OF DIRECTORS. Any or all of the directors may be removed for cause or without cause in accordance with ------- -- --------- the provisions of the General Corporation Law.

              6. COMMITTEES. Whenever its number consists of two or more, the Board of Directors may designate one or more committees which have such powers and duties as the Board shall determine. Any such committee, to the extent provided in the resolution or resolutions of the Board, shall have and may exercise the powers and authority of the Board of Directors in the management of the business and affairs of the corporation and may authorize the seal or stamp of the corporation to be affixed to all papers on which the corporation desires to place a seal or stamp. Each committee must include at least one director. The Board of Directors may appoint natural persons who are not directors to serve on committees.

              7. WRITTEN ACTION. Any action required or permitted to be taken at a meeting of the Board of Directors or of any committee thereof may be taken without a meeting if, before or after the action, a written consent thereto is signed by all the members of the Board or of the committee, as the case may be.

                                   ARTICLE III

                                    OFFICERS

              1. The corporation must have a President, a Secretary, and a Treasurer, and, if deemed necessary, expedient, or desirable by the Board of Directors, a Chairman of the Board, a Vice-Chairman of the Board, an Executive Vice-President, one or more other Vice-Presidents, one or more Assistant Secretaries, one or more Assistant Treasurers, and such other officers and agents with such titles as the resolution choosing them shall designate. Each of any such officers must be natural persons and must be chosen by the Board of Directors or chosen in the manner determined by the Board of Directors.

              2. QUALIFICATIONS. Except as may otherwise be provided in the resolution choosing him, no officer other than the -------------- Chairman of the Board, if any, and the Vice-Chairman of the Board, if any, need be a director.

              Any person may hold two or more offices, as the directors may determine.

              3. TERM OF OFFICE. Unless otherwise provided in the resolution choosing him, each officer shall be chosen for a term which shall continue until the meeting of the Board of Directors following the next annual meeting of stockholders and until his successor shall have been chosen or until his resignation or removal before the expiration of his term.

              Any officer may be removed, with or without cause, by the Board of Directors or in the manner determined by the Board.

              Any vacancy in any office may be filled by the Board of Directors or in the manner determined by the Board.

              4. DUTIES AND AUTHORITY. All officers of the corporation shall have such authority and perform such duties in the management and operation of the corporation as shall be prescribed in the resolution designating and choosing such officers and prescribing their authority and duties, and shall have such additional authority and duties as are incident to their office except to the extent that such resolutions or instruments may be inconsistent therewith. ARTICLE IV

                                REGISTERED OFFICE

              The location of the initial registered office of the corporation in the State of Nevada is the address of the initial resident agent of the corporation, as set forth in the original Articles of Incorporation.

              The corporation shall maintain at said registered office a copy, certified by the Secretary of State of the State of Nevada, of its Articles of Incorporation, and all amendments thereto, and a copy, certified by the Secretary of the corporation, of these Bylaws, and all amendments thereto. The corporation shall also keep at said registered office a stock ledger or a duplicate stock ledger, revised annually, containing the names, alphabetically arranged, of all persons who are stockholders of the corporation, showing their places of residence, if known, and the number of shares held by them respectively or a statement setting out the name of the custodian of the stock ledger or duplicate stock ledger, and the present and complete post office address, including street and number, if any, where such stock ledger or duplicate stock ledger is kept.

                                    ARTICLE V

                             CORPORATE SEAL OR STAMP

              The corporate seal or stamp shall be in such form as the Board of Directors may prescribe.

                                   ARTICLE VI

                                   FISCAL YEAR

              The fiscal year of the corporation shall be fixed, and shall be subject to change, by the Board of Directors.

                                   ARTICLE VII

                               CONTROL OVER BYLAWS

              The power to amend, alter, and repeal these Bylaws and to make new Bylaws shall be vested in the Board of Directors subject to the Bylaws, if any, adopted by the stockholders.

I HEREBY CERTIFY that the foregoing is a full, true, and correct copy of the Bylaws of _______________________, a Nevada corporation, as in effect on the date hereof.


              WITNESS my hand and the seal or stamp of the corporation.

Dated:


                                            ------------------------------------
                                                        Secretary of



(SEAL)